SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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EN2GO INTERNATIONAL, INC.
(Name of Registrant as Specified in Charter)

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SCHEDULE 14C INFORMATION STATEMENT
Pursuant to Regulation 14C of the Securities Exchange Act
of 1934, as amended

EN2GO INTERNATIONAL, INC.
644-1812 West Burbank Blvd.
Burbank, CA  91506
Telephone: (818) 748-6244

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to our shareholders on behalf of our board of directors pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, for the purpose of informing our shareholders of the election of a new Board of Directors for the Company. The four directors elected to the new Board of Directors are all currently serving as directors of the Company, and the taking office of the new Board will not represent any change in control or operations of the Company. This Information Statement is being furnished to the shareholders of record of our common stock, par value $.001 per share, on the record date as determined by our Board of Directors to be the close of business on September 13, 2010.

Our Company on September 7, 2010, received, from shareholders of our company holding a majority (71.6%) of the outstanding shares of our common stock, the written consent to the election of four directors of the Company, to serve and hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The four directors elected in the shareholder consent are currently serving as four of the five directors of the Company on the current Board. Our Company intends that the four directors constituting our new Board of Directors would take office in accordance with the provisions of the Private Corporations Law of the State of Nevada and upon the expiration of the 20 day period required by Rule 14c-2, which is included as a precondition to the new Board’s taking office in our shareholder’s consent. Accordingly, the new Board of Directors will not take office until at least 20 days after we file the Information Statement with the SEC and deliver the Information Statement to our shareholders of record.

The entire cost of furnishing this Information Statement will be borne by our Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held on the record date.

Our board of directors has fixed the close of business on September 13, 2010, as the record date for determining the holders of our common stock who are entitled to receive this Information Statement. As of August 31, 2010, there were 24,216,002 shares of our common stock issued and outstanding. We anticipate that this Information Statement will be mailed on or about September 14, 2010, to our shareholders of record.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ELECTION OF A NEW BOARD OF DIRECTORS FOR THE COMPANY. WE ARE NOT ASKING YOU FOR A PROXY. YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

DIRECTORS ELECTED BY MAJORITY SHAREHOLDER CONSENT

Pursuant to the September 7, 2010 shareholder written consent signed by holders of 71.6 percent of our outstanding common stock, the following four (4) directors were elected to serve one year terms or until their respective successors are elected and qualified, such election to take effect 20 days after we file the Information Statement with the SEC and deliver the Information Statement to our shareholders of record. The Board has no reason to believe that any of the persons named below is unable or unwilling to serve as a nominee or as a director.

Name	Age	Position and Date of Election to Board

Robert Rosner	45	President and Chief Executive Officer, Chief Financial Officer and Director (since May, 2010)

Bruce Schmidt	56	Secretary, Treasurer and Director (since September, 2006)

Richard Genovese	57	Director (since June, 2009)

Frank Anderson	56	Director (since June, 2009)

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective directors:

Robert Rosner
Mr. Rosner has served as the Chairman and Chief Executive Officer of Wataire International, Inc. (OTC "WATAR") since August 2005, and was reappointed as President in January 2008.  Formerly he was President from August 2005 to April 2007. Mr. Rosner also currently serves as Corporate Secretary of Wataire International, Inc. He was appointed Corporate Secretary in March 2007.  During his tenure with Wataire International, Inc. he was also the Vice  President of Regulatory Affairs and Compliance and Corporate Secretary from August 2003 until August 2005. Wataire International, Inc. is based out of Woodland Hills, CA and engages in the manufacture, marketing, and  distribution of commercial and home/office atmospheric water generation machines.

Mr. Rosner has held Directorships with Wataire International, Inc. from August 2003 to the current date and he has also served as President and director of Fortuna Silver Mines Inc., a company listed on the TSX ("FVI") and OTC BB ("FVITF"), from June 1996 to January 2005.

Bruce Schmidt
Bruce Schmidt brings over twenty-seven years of strategic planning and management consulting experience to the Company. With a background in physics and education from the University of British Columbia, he has acted as a consultant and has served on the Board of Directors for a variety of Canadian biotech/hightech and venture capital companies between 1992 through 2005 including: Prescient Neuropharma Inc. (TSX- “PNO”) as President, Chief Executive Officer and Director; Alda Pharmaceuticals Corp. (TSX-”APH”) as Director; Biophage Pharma Inc. (TSX-”BUG”) as Corporate Secretary and Director; Strategic Merchant Bancorp, Ltd (TSX-”SMB”) as a Director; VP Media Group Ltd. (TSX- “DVD.H”) as Director and Aitchison Capital, Inc. (TSX-”TTI”) as a Director.  Mr. Schmidt has also been involved with a number of non-profit Canadian organizations including: the Canadian Networks of Centers of Excellence, the Canadian Healthcare Licensing Association, the British Columbia Biotechnology Alliance (BC Biotech), B.C. Nanotechnology Alliance, British Columbia’s Integrated Technology Initiative and the New Economy and Adoption of Technologies Group of the British Columbia Securities Commission. Since May of 1996, Mr. Schmidt has been working as a Life-Sciences Management consultant under his own consulting company, RJS Management in Vancouver, BC. RJS Management provides executive counsel to hightech/biotech companies in the areas of business strategy, marketing and strategic partnering.

Richard Genovese
Mr. Genovese has been the president and sole director of Connect Capital Ltd. since the incorporation of Connect Capital in 2004.  Connect Capital Ltd., a private corporation in Vancouver, British Columbia, Canada, specializes in financial and management advisory services to both public and private companies.  Since 2005, Mr. Genovese has been the president of Clayoquot Wilderness Resort, Ltd., a world renowned luxurious eco-resort located in the Clayoquot Biosphere Reserve on British Columbia’s Vancouver Island.

Frank Anderson
Mr. Anderson has been the managing director of Connect Capital Ltd. since 2006.  From 2000 to 2006, Mr. Anderson was a director, secretary and treasurer of Sporg Corporation which is an internet registration services business.  From 1982 to 1999, Mr. Anderson was an investment advisor with Canaccord Capital Corp., Canada’s largest investment firm.  Mr. Anderson has successfully completed the Canadian Securities Course.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended August 31, 2009, the Board of Directors of the Company held 8 meetings. No elected director attended fewer than 80% of the total number of meetings of the Board of Directors during the last fiscal year.

Our directors are elected by the stockholders and our officers are appointed by our board of directors. Our officers hold office until their successors are elected and qualified. Vacancies in our board are filled by the board itself.

Nominating Committee

The Company does not currently have a standing nominating committee and the Company’s entire Board of Directors performs the functions that would customarily be performed by a nominating committee.  The Board of Directors does not believe a separate nominating committee is required at this time due to the size and scope of the Company’s business operations and the limited resources of the Company.

The Company’s stockholders may recommend candidates for nomination as directors.  Any such recommendations should include the nominee’s name, home and business addresses and other contact information, detailed biographical data, and qualifications for board membership, along with information regarding any relationships between the candidate and the Company within the last three fiscal years.  Any such recommendations should be sent to: En2Go International, Inc., 644-1812 West Burbank Blvd., Burbank, California 91506, Attn:  President.

There have been no recommended nominees from the Company’s stockholders.  The Company pays no fees to third parties for evaluating or identifying potential nominees.

Audit Committee

There is no separately-designated standing audit committee as the Company’s Board of Directors acts as the Company’s audit committee.  The Board of Directors does not have an independent “financial expert” because it does not believe the scope of the Company’s activities to date has justified the expenses involved in obtaining such a financial expert.  In addition, the Company’s Common Stock is not listed on a national exchange and the Company is not subject to the special corporate governance requirements of any such exchange.

Stockholder Communications with the Board of Directors

Our stockholders may communicate with our Board of Directors by writing directly to the Board of Directors or to Robert Rosner, Chief Executive Officer, at the Company’s address set forth above.

Our corporate officer will deliver stockholder communications to the Board of Directors.

Compensation of Directors

Directors currently receive no compensation for meetings attended and are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any committee thereof they attend.

MANAGEMENT

Executive Officers and Directors

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following are our directors and executive officers and significant employees.  Each director holds office until the next annual meeting of shareholders and until the director’s successor is elected and qualified or until the director’s resignation or removal.  Each executive officer holds office for the term for which such officer is elected or appointed and until a successor is elected or appointed and qualified or until such officer’s resignation or removal.

			Held
Name	Age	Title	Position Since
Robert Rosner	45	President and Chief Executive Officer, Chief Financial Officer and Director	President and Chief Executive Officer – March 2010 Director – May 2010

Bruce Schmidt	56	Secretary, Treasurer, Director	Director - September 2006 Secretary & Treasurer-April 2009

Ted Cohen	60	Chief Strategy Officer and Director	August 2008

Richard Genovese	57	Director	June 2009

Frank Anderson	51	Director	June 2009

Robert Rosner, President, Chief Executive Officer, Chief Financial Officer and Director

Robert Rosner, 45, has served as the Chairman and Chief Executive Officer of Wataire International, Inc. (OTC "WATAR") since August 2005, and was reappointed as President in January 2008.  Formerly he was President from August 2005 to April 2007. Mr. Rosner also currently serves as Corporate Secretary of Wataire International, Inc. He was appointed Corporate Secretary in March 2007.  During his tenure with Wataire International, Inc. he was also the Vice President of Regulatory Affairs and Compliance and Corporate Secretary from August 2003 until August 2005. Wataire International, Inc. is based out of Woodland Hills, CA and engages in the manufacture, marketing, and distribution of commercial and home/office atmospheric water generation machines.

Mr. Rosner has held Directorships with Wataire International, Inc. from August 2003 to the current date and he has also served as President and director of Fortuna Silver Mines Inc., a company listed on the TSX ("FVI") and OTC BB ("FVITF"), from June 1996 to January 2005.

Bruce Schmidt, Secretary, Treasurer & Director

Bruce Schmidt brings over twenty-seven years of strategic planning and management consulting experience to the Company. With a background in physics and education from the University of British Columbia, he has acted as a consultant and has served on the Board of Directors for a variety of Canadian biotech/hightech and venture capital companies between 1992 through 2005 including: Prescient Neuropharma Inc. (TSX- “PNO”) as President, Chief Executive Officer and Director; Alda Pharmaceuticals Corp. (TSX-”APH”) as Director; Biophage Pharma Inc. (TSX-”BUG”) as Corporate Secretary and Director; Strategic Merchant Bancorp, Ltd (TSX-”SMB”) as a Director; VP Media Group Ltd. (TSX- “DVD.H”) as Director and Aitchison Capital, Inc. (TSX-”TTI”) as a Director.  Mr. Schmidt has also been involved with a number of non-profit Canadian organizations including: the Canadian Networks of Centers of Excellence, the Canadian Healthcare Licensing Association, the British Columbia Biotechnology Alliance (BC Biotech), B.C. Nanotechnology Alliance, British Columbia’s Integrated Technology Initiative and the New Economy and Adoption of Technologies Group of the British Columbia Securities Commission. Since May of 1996, Mr. Schmidt has been working as a Life-Sciences Management consultant under his own consulting company, RJS Management in Vancouver, BC. RJS Management provides executive counsel to hightech/biotech companies in the areas of business strategy, marketing and strategic partnering.

Ted Cohen, Director & Chief Strategy Officer

Mr. Cohen was appointed our Chief Strategic Officer in December 2007.  In his previous role as Senior VP Digital Development for EMI Music, he led next-generation digital business development world-wide for the “big four” record companies. Prior to his role at EMI, Cohen served as Executive Vice President of Digital Music Network Inc, where he co-founded and served as Chairman of the ground-breaking Webnoize conferences. Ted is the Managing Partner of TAG Strategic and chairs MidemNet, the international music/technology conference held annually in Cannes.

Richard Genovese, Director

Mr. Genovese has been the president and sole director of Connect Capital Ltd. since the incorporation of Connect Capital in 2004.  Connect Capital Ltd., a private corporation in Vancouver, British Columbia, Canada, specializes in financial and management advisory services to both public and private companies.  Since 2005, Mr. Genovese has been the president of Clayoquot Wilderness Resort, Ltd., a world renowned luxurious eco-resort located in the Clayoquot Biosphere Reserve on British Columbia’s Vancouver Island.

Frank Anderson, Director

Frank Anderson has been the managing director of Connect Capital Ltd. since 2006.  From 2000 to 2006, Mr. Anderson was a director, secretary and treasurer of Sporg Corporation which is an internet registration services business.  From 1982 to 1999, Mr. Anderson was an investment advisor with Canaccord Capital Corp., Canada’s largest investment firm.  Mr. Anderson has successfully completed the Canadian Securities Course.

Involvement in Certain Legal Proceedings

None of the following events occurred during the past five years that is material to an evaluation of the ability or integrity of any director, person nominated to become a director, executive officer, promoter or control person:

(i)             Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(ii)            Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii)           Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(iv)           Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company.  Officers, directors, and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on the copies of the reports and other written assurances provided to it, the Company believes that all reports required by Section 16(a) for transactions during the 2009 fiscal year were not filed timely.  The following reports, were filed late: (i) the Form 4 for Paul E. Fishkin, President and CFO, filed February 13, 2009; (ii) the Form 4/A for Richard Genovese, Director, filed September 14, 2009, the Form 3/A for Richard Genovese, Director, filed September 14, 2009; (iii) the Form 4 for Tolga F. Katas, Chief Technology Officer and former Director, filed February 18, 2009; (iv) the Form 3 for Michael Ortega, former CEO filed May 22, 2009. During the fiscal year ended August 31, 2009, it was noted that Bruce Schmidt, Secretary, Treasurer and Director failed to file a report during the fiscal year ended August 31, 2008 for a transaction effected on January 8, 2008. The report was filed late on April, 16, 2009.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its executive officers, including its principal executive, financial and accounting officers.  A copy of the Company’s Code of Ethics is included as an exhibit to the Company’s 2007 Form 10-KSB.

On March 3, 2009 the Company’s Board of Directors adopted an amended and restated Code of Ethics for the Company.  A copy of the Company’s amended Code of Ethics was filed as an Exhibit to Form 8-K filed on EDGAR on March 4, 2009 and can be found posted on the Company’s website at www.en2go.com.  Upon written request to the Secretary of the Company a copy will be provided to any stockholder.

Executive Compensation

SUMMARY COMPENSATION TABLE

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers as at August 31, 2009 for all services rendered in all capacities to us during the last three completed fiscal years.

Name and Principal Position	Fiscal Year		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

Paul E. Fishkin, President, CFO and Director(1)	2009 2008 2007		$153,750 172,000 75,665	- - -	- - -	- $ 1,183,093 -	- - -	- - -	- - -	$153,750 1,355,093 75,665

Bruce Schmidt, Secretary, Treasurer and Director. Former President, CEO and CFO(2)	2009 2008 2007	$	- - -	- - -	- - -	$ 115,739 40,955 -	- - -	- - -	- - -	$115,739 40,955 -

Tolga F. Katas, Chief Technology Officer	2009 2008 2007		$191,000 298,500 -	$ 50,000 - -	- - -	$ - 1,183,093 -	- - -	- - -	- - -	$241,000 1,481,593

Ted Cohen, Chief Strategic Officer and Director (3)	2009 2008 2007		$105,000 95,000 -	- - -	- - -	$ - 175,523 -	- - -	- - -	- - -	$105,000 270,523

(1)
Mr. Fishkin became an executive officer of the Company in July 2007 at the time of the En2Go Nevada acquisition. The annual compensation shown in this table includes the amount Mr. Fishkin received from En2Go Nevada prior to the consummation of the Company’s acquisition of En2Go Nevada in a reverse acquisition transaction.

(2)
Mr. Schmidt resigned from all officer positions with the Company in July 2007 at the time of the En2Go Nevada acquisition but remained as a Director.  Mr. Schmidt did not receive any compensation for his services at that time. He was appointed secretary and treasurer of the Company in April 2009. Mr. Schmidt was granted stock options in 2008 and 2009 as compensation for his services performed as Chair of the Audit Committee and Chair of the Compensation Committee.

(3)	Mr. Cohen was granted stock options in 2008 as compensation for his services to the Board of Directors.

Employment Agreements

Paul E. Fishkin.  In connection with the En2Go Nevada acquisition, we approved an employment agreement with Paul E. Fishkin, which was entered into concurrently with the completion of the acquisition. The employment agreement was effective as of July 13, 2007.  Under the terms of the agreement, Mr. Fishkin agreed to continue as EN2Go’s President, Chief Executive Officer and Director.  Pursuant to the agreement, Mr. Fishkin will receive an annual base salary of not less than $90,000 per year, incentive compensation as determined by the Board and reimbursement of all ordinary and reasonable out-of-pocket business expenses he incurs.  The agreement is for an initial term ending July 13, 2008 and automatically renews each year thereafter unless terminated by either party by written notice given at least 180 days prior to the expiration of the agreement. We may terminate the agreement for cause (as defined in the agreement).

Tolga F. Katas.  In connection with the En2Go Nevada acquisition, we approved an employment agreement with Tolga F. Katas, which we entered into concurrently with the completion of the acquisition. The employment agreement was effective as of July 13, 2007. Prior to the agreement, Mr. Katas received no annual compensation.  Pursuant to the agreement, Mr. Katas will receive an annual base salary of not less than $90,000 per year, incentive compensation as determined by the Board and reimbursement of all ordinary and reasonable out-of-pocket business expenses he incurs.  The agreement is for an initial term ending July 13, 2008 and automatically renews each year thereafter unless terminated by either party by written notice given at least 180 days prior to the expiration of the agreement. We may terminate the agreement for cause (as defined in the agreement).

Grants of Plan Based Awards

The following table sets forth information concerning grants of plan based awards to each named executive officer during the fiscal year ended August 31, 2009:

								All Other			Grant
								Stock	All Other		Date
								Awards:	Option		Fair
		Estimated Future Payouts Under			Estimated Future Payouts			Number	Awards:	Exercise	Value of
		Non-Equity Incentive Plan			Under			of	Number of	or Base	Stock
		Awards			Equity Incentive Plan Awards			Shares	Securities	Price of	and
								of Stock	Underlying	Option	Option
	Grant							or Units	Options	Awards	Awards
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum		(1)		(2)
		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Paul Fishkin	--	--	--	--	--	--	--	--	--	--	--
Tolga Katas	--	--	--	--	--	--	--	--	--	--	--
Bruce Schmidt	09/01/08	--	--	--	--	--	--	--	15,000	7.10	104,187
Ted Cohen	--	--	--	--	--	--	--	--	--	--	--
(1)           Consists of 15,000 stock options awarded under our 2007 Stock Plan to Mr. Schmidt for services performed as Chair of the Audit Committee and Chair of the Compensation Committee. The options vested quarterly and have all vested as of August 31, 2009.
(2)          This amount was computed in accordance with SFAS No. 123R as included in the notes to our consolidated financial statements in this Annual Report on Form 10-K for our fiscal year ended August 31, 2009.

Stock Options

2007 Stock Plan

During November, 2007 the Board of Directors of the Company adopted and the stockholders at that time approved the 2007 Stock Plan (“the Plan”).  The Plan provides both for the direct award or sale of shares and for the granting of options to purchase shares.  Options granted under the plan may include qualified and non-qualified stock options.  The aggregate number of shares that may be issued under the plan shall not exceed 750,000 shares of common stock, and are issuable to directors, officers, and employees of the Company.  Awards under the plan will be granted as determined by Committees of the Board of Directors or by the Board of Directors.

The options will expire after 10 years or 5 years if the option holder owns at least 10% of the common stock of the Company.  The exercise price of a non-qualified option must be at least 85% of the market price on the date of issue.  The exercise price of a qualified option must be at least equal to the market price or 110% of the market price on the date of issue if the option holder owns at least 10% of the common stock of the Company.

Stock Option Grants

In November 2007, 200,000 stock options were granted with an exercise price equal to fair value at the date of grant.  The term of the options granted under the Plan could not exceed 10 years and the stock options granted were vested immediately.

On August 1, 2008, we agreed to issue 30,000 stock options to certain board members for their services to the board, audit committee and compensation committee. The term of the options granted under the Plan could not exceed 10 years and the stock options granted were vested quarterly.

On September 1, 2008, we agreed to issue 15,000 stock options to a certain officer and board member as compensation for his services performed as Chair of the Audit Committee and Chair of the Compensation Committee. The term of the options granted under the Plan could not exceed 10 years and the stock options granted were vested quarterly.

The estimated value of the compensatory common stock purchase options granted to non-employees in exchange for their services and financing expenses was determined using the Black-Scholes option pricing model with the following weighted-average assumptions; risk-free interest rates of 4.4%, expected dividend yields of zero, expected life of 10 years, and expected volatility of 148%. The options vested immediately and were valued in total at $9,800. Options granted under the Plan are subject to the Plan being approved by the stockholders of the Company within one year from the date the Plan was adopted.

Option Exercises and Stock Vesting

     During the fiscal year ended August 31, 2009, no options held by our executive officers and directors were exercised.

Outstanding Equity Awards At Fiscal Year End

The following table sets forth certain information regarding the value of unexercised options held by the named executive officer as of August 31, 2009.

	OPTION AWARDS			STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISE- ABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j) (1)
Paul Fishkin	-	-	100,000	$10.00	11/12/17	-	-	-	$0
Tolga Katas	-	-	100,000	$10.00	11/12/17	-	-	-	$0
Bruce Schmidt	-	-	10,000	$ 6.00	8/1/2018	-	-	-	$0
	-	-	15,000	$7.10	9/1/2018	-	-	-	$0
Ted Cohen	-	-	20,000	$9.00	8/4/2018	-	-	-	$0

(1)	All of the unexercised options have vested.

Compensation of Directors

The following table sets forth information with respect to compensation paid by us to our directors during our fiscal year ended August 31, 2009.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value And Nonqualifed Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)			($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Paul Fishkin(1)	153,750	-	-	-	-	-	153,750
Tolga Katas (2)	241,000	-	-	-	-	-	241,000
Bruce Schmidt(3)	-	-	115,739	-	-	-	115,739
Ted Cohen(4)	105,000						105,000
Richard Genovese	-	-	-	-	-	-	-
Frank Anderson	-	-	-	-	-	-	-

(1)            Compensation was paid to Paul Fishkin in connection with the employment agreement , which was entered into concurrent with the completion of the acquisition.

(2)            Compensation was paid to Tolga Katas in connection with the employment agreement, which was entered into concurrent with the completion of the acquisition. Tolga Katas resigned from his position as a Director on August 12, 2009.

(3)            Bruce Schmidt was granted 15,000 stock options during the fiscal year ended August 31, 2009 as compensation for his services performed as Chair of the Audit Committee and Chair of the Compensation Committee.

(4)            Ted Cohen was paid $105,000 by the Company.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information concerning the number of shares of our common stock owned  beneficially as of August 31, 2010 by: (i) each person  (including  any group) known to us to own more than five percent (5%) of any  class of our  voting  securities,  (ii)  each of our  directors,  and (iii)officers and directors as a group. Unless otherwise indicated,  the shareholders listed  possess  sole  voting and  investment  power with  respect to the shares shown.

Name(1)	Shares Owned	Percent of Class

Principal Stockholders

Abeille Limited (2) Le Montaigne, 7 Av de Grande Bretagne Monte Carlo, Monaco 9800	9,100,000	31.63%

Janst Limited (3) P.O. Box 10129 APO, 5th Floor Citrus Grove, Goring Avenue Georgetown, Grand Cayman Cayman Islands	2,000,000	7.93%

511919 NB Ltd. (4) Suite 3123- Three Bentall Centre 595 Burrard Street – PO Box 49139 Vancouver, BC V7X 1J1	5,000,000	18.72%

Officers and Directors
Bruce Schmidt (5)	55,000	0.23%

Ted Cohen (6)	20,000	0.08%

Richard Genovese (7)	13,090,308	42.62%

Frank Anderson	0	0%

All Officers and Directors
as a Group (4 persons)	13,165,308	42.75%

(1)            Unless otherwise indicated, all shares are held beneficially and of record by the person indicated. Unless otherwise indicated, the address for each person in this table is 644-1812 West Burbank Blvd., Burbank, California 91506.

(2)            Includes currently exercisable stock purchase warrants entitling Abeille Limited to acquire 4,550,000 shares of the Company’s common stock. In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock purchase warrants held by such person.

(3)            Includes currently exercisable stock purchase warrants entitling Janst Limited to acquire 1,000,000 shares of the Company’s common stock. In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock purchase warrants held by such person.

(4)            Includes currently exercisable stock purchase warrants entitling 511919 NB Ltd. to acquire 2,500,000 shares of the Company’s common stock. In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock  purchase warrants held by such person.

(5)            Includes currently exercisable stock options entitling Mr. Schmidt to acquire 25,000 shares of the Company’s common stock.  In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock options held by such person.

(6)            Represents currently exercisable stock options entitling Mr. Cohen to acquire 20,000 shares of the Company’s common stock. In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock options held by such person.

(7)            Includes currently exercisable stock purchase warrants entitling Mr. Genovese to acquire 6,500,000 shares of the Company’s common stock. In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock purchase warrants held by such person.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended August 31, 2009, the following related party transactions have occurred:

On January 15, 2009 we entered into an agreement with Richard Genovese; a Director of the Company, whereby Genovese and/or his affiliates (collectively “Genovese”) would advance to the Company $250,000 for a convertible debenture (“Debenture”) for the aggregate principle amount of $250,000.  The Debenture is non-interest bearing and will mature on December 5, 2010.  At the holder’s sole discretion, the holder may elect to convert the Debenture, in whole or in part into common shares of the Company at a conversion price of $0.10 per share.  As additional compensation, Genovese shall be issued a share purchase warrant certificate for 2,500,000 warrants with each warrant exercisable into one common share at $0.15 per share for a period of three years commencing from the date of the issuance of the warrant certificate for each Subsequent Debenture issued. The Company and Genovese further agreed to establish five (5) mutually agreed upon milestones to be attained no later than September 2009 with each milestone generally occurring approximately every forty five (45) days. In conjunction with the attainment of each individual milestone, Genovese agreed to advance to the Company an additional $250,000. In connection with each $250,000 advance, Genovese was issued an additional $250,000 Convertible Debenture. The Debenture is non interest bearing and will mature two years from the date of issuance of each subsequent debenture (“Subsequent Debentures”).

We further agreed that (1) Genovese would be granted the right of first refusal/ right of participation in connection with any additional financing of the Company for two (2) years, (2) Genovese would be entitled to two board seats, (3) we would obtain directors and officers insurance, and (4) the parties would work together commencing December 2008 to address other matters. We offered the convertible notes and warrants in reliance on Section 506 of Regulation D and/or Regulation S of the Securities Act, and comparable exemptions for sales to “accredited” investors under state securities laws.   The Debenture was subsequently amended for an aggregate principle amount of $1,750,000 of which Mr. Genovese acquired a total of $750,000.   Subsequent to the end of the period, Mr. Genovese converted the $750,000 debentures to 7,500,000 common shares.

During the year ended August 31, 2009, the Company issued additional convertible debentures to Abeille Limited in the amount of $450,000 and to 511919 NB Ltd in the amount of $250,000.  The convertible debentures were non-interest bearing. Both parties converted their debentures into common shares of the Company (4,550,000 and 2,500,000 respectively) on September 25, 2009.

As at August 31, 2009, Richard Genovese, Director, is owed $274,498 for cash advanced to the Company.  No arrangement has been made for repayment of the loan. The advance is non-interest bearing and due upon demand.

INDEPENDENT AUDITORS

The Board of Directors has appointed Chisholm, Bierwolf & Nilson LLC (“CB&N”), independent auditors, as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2009.   CB&N has audited our financial statements since August 31, 2007.

Audit Fees

During the fiscal year ended August 31, 2009, fees for services provided by CB&N were as follows:

	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008

Audit Fees	$23,093	12,109
Audit-Related Fees	2,663	0
Tax Fees	0	0
All Other Fees	0	0

Total	$25,756	12,109

“Audit Fees” consisted of fees billed for services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-QSB, and other services normally provided in connection with statutory and regulatory filings.

“Audit-Related Fees” consisted of fees billed for due diligence procedures in connection with acquisitions and divestitures and consultation regarding financial accounting and reporting matters.  “Tax Fees” consisted of fees billed for tax payment planning and tax preparation services.  “All Other Fees” consisted of fees billed for services in connection with legal matters and technical accounting research.

 Tax Fees

                During 2009, our principal accountant did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees

                During 2009, there were no fees billed for products and services provided by the principal accountant other than those set forth above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

The Board’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Board may also pre-approve particular services on a case-by-case basis.

The Board has determined that the rendering of the services other than audit services by CB&N is compatible with maintaining the principal accountant’s independence.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are reasonably related to the audit or review of our financial statements.

3. Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with products or services not captured in the other categories.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Robert Rosner, Chief Executive Officer, En2go International, Inc., 644-1812 West Burbank Blvd., Burbank, California 91506, on or before December 1, 2010.

APPENDIX - FORM 10-K

The Company's Form 10-K for the fiscal year ended August 31, 2009, containing all financial statements is attached to this Information Statement as an Appendix.

FINANCIAL INFORMATION - INCORPORATED BY REFERENCE

The Company's quarterly reports on Form 10-Q for the three months ended November 30, 2009, filed January 19, 2010; for the three months ended February 28, 2010, filed May 20, 2010; and for the three months ended May 31, 2010, filed July 19, 2010, are incorporated herein by reference.

AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS INFORMATION STATEMENT AND THE APPENDIX HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO ROBERT ROSNER, CHIEF EXECUTIVE OFFICER, EN2GO INTERNATIONAL, INC., 644-1812 WEST BURBANK BLVD., BURBANK, CA 91506, TELEPHONE NUMBER (818) 748-6244. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY September 25, 2010.

OTHER MATTERS

The Board of Directors is not aware of any other business which will come before the Annual Meeting.

By Order of the Board of Directors,

September 14, 2010	/s/ Robert Rosner
Burbank, California	Robert Rosner
President and Chief Executive Officer

Appendix

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K/A

☑	Annual Report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
For the fiscal year ended August 31, 2009

Commission File Number 000-50480

EN2GO INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	98-0389557
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)
2921 W. Olive Ave, Burbank, California, 91505
 (Address of principal executive offices)

(818) 433-7191
(Issuer’s telephone number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
None	None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.00001 per share

Indicate by check mark if the registrant is a well-known seasoned issuer as defined in Rule 405 of the Securities Act.  YES     NO ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.   YES    NO ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
  YES ☒      NO 

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.   

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer 	Accelerated filer 

Non-accelerated filer  (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined by Rule 12b-2 of the Act).
YES       NO   ☒

At November 10, 2009, the aggregate market value of the voting common stock held by non-affiliates of the Registrant (without admitting that any person whose shares are not included in such calculation is an affiliate) was approximately $4,015,551.  At November 10, 2009, there were 23,760,287 shares of the Registrant’s common stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

Exhibits incorporated by reference are referred to under Part IV.

EN2GO INTERNATIONAL, INC.
INDEX

PART 1		Page

Item 1	Business	1
Item 1A	Risk Factors	6
Item 1B	Unresolved Staff Comments	121
Item 2	Properties	12
Item 3	Legal Proceedings	12
Item 4	Submission of Matters to a Vote of Security Holders	12

PART II

Item 5	Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities	12
Item 6	Selected Financial Data	13
Item 7	Management’s Discussion and Analysis of Financial Condition and Results of Operations	14
Item 7A	Quantitative and Qualitative Disclosures About Market Risk	20
Item 8	Consolidated Financial Statements and Supplementary Data	21
Item 9	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	40
Item 9A	Controls and Procedures	40
Item 9B	Other Information	41

PART III

Item 10	Directors, Executive Officers and Corporate Governance	42
Item 11	Executive Compensation	45
Item 12	Security Ownership of Certain Beneficial Owners and Management Related Stockholder Matters	48
Item 13	Certain Relationships and Related Transactions, and Director Independence	50
Item 14	Principal Accountant Fees and Services	51

PART IV
Item 15	Exhibits and Financial Statement Schedules	52
	Signatures	55
	Exhibit Index	56

Cautionary Statement Regarding Forward-Looking Statements

This document and the documents incorporated by reference herein contain forward-looking statements. We have based these statements on our beliefs and assumptions, based on information currently available to us. These forward-looking statements are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations, our total market opportunity and our business plans and objectives set forth under the sections entitled “Description of Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Forward-looking statements are not guarantees of performance. Our future results and requirements may differ materially from those described in the forward-looking statements. Many of the factors that will determine these results and requirements are beyond our control. In addition to the risks and uncertainties discussed in “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” investors should consider those discussed under “Risk Factors Which May Affect Future Results” and, among others, the following:

•	our ability to successfully implement our business strategy,

•	market acceptance of our products and product development,

•	the effect of regulation on our ability to commercialize our products,

•	the impact of competition and changes to the competitive environment on our products and services, and

•	other factors detailed from time to time in our filings with the Securities and Exchange Commission.

These forward-looking statements speak only as of the date of this report. We do not intend to update or revise any forward-looking statements to reflect changes in our business anticipated results of our operations, strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events, except as required by law.

PART I

ITEM 1.                      DESCRIPTION OF BUSINESS

General

En2Go International, Inc., (“En2Go” or “the Company”) , a Nevada corporation, is a start-up company located in Burbank, California that is developing and launching products that create a monetizable bridge between technology and digital entertainment.  We plan to develop a variety of media and entertainment related programs and applications including, first and foremost media delivery software, Internet video applications and high-end, innovative desktop applications.  We believe the future of the digital entertainment and media industry will incorporate a combination of Internet, entertainment and communications, which we refer to as “Entertainment to Go” or “En2go!”  We plan to take part in this advancement by pursuing opportunities in telecommunications as both a development partner with today’s leading carriers and as an entertainment solutions provider to major entertainment companies.  Our operations are conducted through our wholly owned subsidiary, En2Go, Inc., a Nevada corporation (“En2Go Nevada”).  Unless otherwise indicated, En2Go and En2Go Nevada are referred to collectively in this report as “we,”  “us,” or the “Company.”

Our business is subject to several significant risks, any of which could materially adversely affect our business, our operating results, our financial condition and the actual outcome of matters as to which we make forward-looking statements.  (See “Business: Risk Factors.”)

En2Go was incorporated under the laws of the State of Nevada on August 23, 2002 under the name Medusa Style Corporation for the purpose of distributing products to the professional salon industry through the internet.  We did not have much success in securing a major contract with product suppliers and manufacturers both large and small. As such in 2007, we reevaluated our business concept to determine its feasibility and began to explore other opportunities.

On February 5, 2007, we entered into a letter of intent with En2Go Nevada, whereby we agreed to acquire 100% of the outstanding equity securities of En2Go Nevada, a company in the entertainment technology industry.  To facilitate this shift in business focus, on April 10, 2007, we completed a forward stock split by issuing two new shares of our common stock for every one share previously issued.

On June 8, 2007, we entered into a definitive Share Exchange Agreement (the “Share Exchange Agreement”) with En2Go Nevada and its stockholders, Paul E. Fishkin, Kevin R. Griffith and Tolga F. Katas.  Pursuant to the Share Exchange Agreement, on  July 16, 2007, we acquired all the issued and outstanding shares of En2Go Nevada in exchange for 2,780,000 shares of our common stock and En2Go Nevada became a wholly owned subsidiary of the Company.   In addition, concurrently with the closing of the transaction, a former principal stockholder of the Company transferred 1,075,000 shares of the Company’s common stock to the three stockholders of En2Go Nevada.  Also, as a condition to closing of the Share Exchange Agreement, we sold 100,000 shares of our common stock to investors in a private placement for proceeds of $1,000,000.  Following the completion of such transactions, the Company had a total of 4,980,000 shares of common stock issued and outstanding, of which 1,025,000 shares or 20.6% were held by the persons that were stockholders of the Company prior to the acquisition, 3,850,000 shares or 77.4% were held by the former stockholders of En2Go Nevada, and 100,000 shares or 2% were held by the purchasers in the private placement.

Business

We are a start-up company that plans to become a full service entertainment and technology company that will create and develop a variety of media and entertainment related programs and applications including cutting edge media delivery software, Internet video applications and high-end, innovative desktop applications.

Capitalizing on the recent growth and explosion of digital media, wireless devices, and web 2.0, we are currently in the process of completing the development of software solutions to better manage data sets and present them in a user-friendly way.  Our management and outside consultants are in the process of determining the types of programming that would most appeal to the viewing public, and utilizing developmental resources to deliver such programming via Virtual Server environments.  We believe these original environments will enhance the user’s experience with superior quality video and audio Internet content.  Our emphasis on video and communication technologies has enabled us to pursue digital delivery, content development and merging desktop technologies through our software applications.

Underlying this technology is our developing code in the C++, C# and Objective-C programming languages for use with Microsoft’s Vista Operating System, Windows Mobile, other mobile devices, and Apple’s Mac OSX platform.  We have successfully built prototypes of these applications using our proprietary technology although we have not completed the final versions of such applications and no assurances can be given that we will be able to do so.

In addition to programming progress, we are currently attempting to establish a technical infrastructure, which we call “En2ools.” If we are successful in establishing workable version of En2ools, we plan to partner with larger organizations using our En2ools proprietary framework.

In addition to the unique aspects of our En2ools framework, we believe our uniqueness stems from our development team led by experienced management who have previously been able to attract world-class leaders in technology, music, entertainment, and communications.  We believe this team will facilitate our growth and establish us as an innovative leader of entertainment and technology convergence on desktops.

Looking forward, we plan to participate in future projects and pursue targeted opportunities for partnerships, joint ventures and other forms of investment. Our plan involves licensing original content and services for other entertainment projects and continuing to develop unique solutions and technologies.

Our Products

We are currently working to complete development of the following products and applications.  Each of the below listed products are in various stages of development.  However, no assurances can be given that we will be successful in completing the development of all or any such items or that if development is completed, we will be able to manufacture and market such products on a profitable basis.

En2ools.  We are currently attempting to establish a technical infrastructure, which we call “En2ools.” En2ools is an ever-expanding library of code modules and techniques designed for the rapid production or modification of software.  En2ools is the foundation that enables the software applications to be fast, efficient, reliable, and user-friendly. If we are successful in establishing workable version of En2ools, we plan to partner with larger organizations using our En2ools proprietary framework.

 Desktop Video: Flyxo. Flyxo is an application that delivers high-quality video to a user’s computer desktop.  We will provide this service in a unique manner using the latest in compression technology, H.264, combined with our proprietary media delivery system.  Flyxo is designed to enable users to watch movies, music videos and TV shows conveniently on their computer desktop, in the background with a full-screen view.  Also, the consumer will be able to continue to work on other projects on the desktop while the media plays. Our software works through a simple, on-time download and then enables users to watch the media they desire as a stream, bypassing the inconvenient need to first download the video, and then delete it afterwards to free up memory.  In addition, because Flyxo seamlessly delivers high quality images, music and games it also enables content owners to create their own channel of interactive media for global distribution.

                Using Flyxo to watch movies online can eliminate the user’s frustration of long download times or waiting for buffering. Flyxo delivers movies, TV shows, podcasts, music, games, web sites, flash, quartz, openGL and more in extraordinary quality, whether on a mobile device or a big screen.  Flyxo’s competitive edge is that it is more than a media player. It is a global Internet broadcast platform that can facilitate online television channels, movie channels, radio stations, online gaming, slide shows, 3-D objects, high-resolution graphics, interactive advertising, social media and more. With seamless delivery capable of streaming HD and beyond, Flyxo provides for a superior media experience and enhanced user engagement.

When prospective clients such as film distribution companies, studios, independent producers, television networks, or other businesses and individuals desire to have their movies, trailers, videos, games and other media made available on Flyxo, they can seek distribution with En2go. If approved, En2go will host the content making it available through Flyxo on a video on demand (VOD) basis, sharing in revenue if it is pay-per-view or supported by advertising. For those clients who opt to use the Flyxo platform to build their own private or public channels or networks, they can pay the appropriate licensing fees and become “Channel Partners.” Channel Partners have creative control over what is shown on their programming schedules, which programs they want to feature, how they want to monetize their content, the locations they want to target or block, how much advertising they will include if any, and more. Through the Flyxo platform, En2go gives its clients the opportunity to bypass the bottleneck of film or television distribution and showcase their media to niche or global audiences.

En2go can offer media and shopping to end-users through micro-transactions such as pay-per-view, subscription, and ecommerce. En2go can also generate revenue from advertisers as well as managed services: monthly service plans, hosting, storage, encoding, uploading, advanced training or support, custom solutions, and more. Marketing collateral such as brochures, power points, videos and web sites have been developed to facilitate such sales, but more are needed and in development.

The Channel Builder.  Channel Partners are set up with an administrative account on the En2go Channel Builder System that can be accessed from the browser. The Channel Builder makes it simple for individuals or organizations to create their own high-quality Internet media channels. Once the clients’ videos or other media is uploaded, using drag and drop functionality, the clients can create their own global HD Internet broadcast channel in a matter of minutes. This simplicity and convenience combined with the ability to distribute high-quality media to a worldwide audience opens a wide range of possibilities in terms of potential clients.

Image Search and Download: eMaculate.  eMaculate is a search engine that is designed to search, download and share digital images on the Web at very high speeds.  It is also easy-to-use with a state-of-the-art user interface.  In addition, each captured image contains complete URL information, allowing the user to go straight to the source of the image.  In the typical time it takes to download, save and review a single image using existing search technologies eMaculate users can instantly download hundreds of images.  The selected images can be enlarged, minimized, rotated, shared, burned to a disk, corners can be rounded and photo borders can be added.

Media: VideoBlox.  VideoBlox is a custom media player that is specifically designed for the entertainment industry.  It plays numerous file formats including mp4, mp3, Quicktime and Windows Media.  It is designed to enable artists to communicate directly with their fan base.  Instead of simply sending a video, the artist will be able to use their own branded player to distribute their music videos and keep in constant contact with their fans. Another unique aspect of this media player is the ability to provide a customized look and feel to its interface.

Kandictionary.  Kandictionary is a downloadable personalized dictionary and translator.  It is designed for the desktop and allows users to choose from 80 different databases, including Wikipedia, Dictionary.com, Bible.com and the CIA reference manual.  The user needs only to type in a word and see it defined or displayed in a myriad of different contexts.  When the user rolls his or her cursor over different places on the user interface, the Kandictionary will perform many actions, such as streaming music from an artist that is featured on the user interface.

En2go Jukebox.  The En2go jukebox is a custom stand-alone media player designed to play music from social networking sites.  After downloading the media player, a user does not have to be on an artist’s page to hear the artist’s music.  A user can add favorite songs to the media player and listen to the artist’s music while doing other things or visiting other sites.  Furthermore, the user can create a custom playlist by adding songs to the player from different artists.

Recent Developments

After a year of significant research and development, En2go has advanced its flagship software and is near-ready to take it to the market place. During this year, En2go was able to improve its technology to better support its core business model, modify the company’s operational structure, and gain a pipeline of prospects in various stages of evolution. In the technology department, the company implemented a new Engagement Tracking System complete with geoLocation and geoBlocking features, reporting and analytics, and a custom payment solution has been designed and is well under way. Additionally, new GUI models and menu layouts have been added along with core animation, quartz integration, live streaming capability, back-end reporting, an interactive scrolling advertising ticker, a channel builder and much more. En2go has now transitioned from being a start up company doing only R & D to preparing for product roll out.

Technology

En2go was able to make robust improvements in its technology architecture at a discounted market value because developers were facilitated by the proprietary software infrastructure called en2ools.  En2ools is an ever-expanding library of code modules and techniques designed for the rapid production or modification of software. En2ools is the foundation that enables the software applications to be fast, efficient, reliable, and user-friendly.

            En2go platforms and applications have been developed for use with Apple’s Mac OSX, Microsoft Windows XP and Vista, as well as the iPhone and other mobile devices. Working prototypes of these applications have been completed; although the final versions of such applications have not yet been completed and no assurances can be given that we will be able to do so.

Flyxo

En2go presented a sneak preview of its online video software, known as Flyxo or Flyxo HD, at the Cannes Film Festival where it was well received.  Several dozens of industry leaders, content providers and independent producers had a surprisingly enthusiastic response to the Flyxo product demonstration, provided valuable feedback, and expressed interest in partnering or licensing when the product is ready.  This expert feedback was invaluable and served as a catalyst for modifying the functionality of Flyxo for stronger competitive advantages in the world of online film distribution.

The Channel Builder

New features have been added to the Channel Builder in the past year, which include an encoding process, a clip and clip set manager, meta tagging, search functionality, a video timeline, a template engine, an advertiser toolkit, sharing and viral marketing capability, XML and database output and more.

Other Products still in Development

Due to limited financial resources and human capital, enhancing the competitive edge of Flyxo was the primary focus of the technology team. eMaculate; En2go’s image search application, along with the Kandictionary, the En2go Jukebox and the En2go VideoBlox were put on hold during the year ended August 31, 2009.

Key Relationships

En2go has strengthened its relationship with its CDN (content delivery network); Limelight Networks, to prepare for large scale Flyxo use and ensure the fastest video delivery to Flyxo end-users worldwide. Limelight maintains a dedicated high-speed network which spans the globe, interconnecting all of its 900 regional data centers over a fiber-optic backbone.  When video is uploaded to Flyxo, it is directed to En2go’s location in Limelight and is then propagated to thousands of servers worldwide so users can receive the videos as quickly as possible.

The company also developed strong relationships with a number of key firms who have agreed to beta test the software as well as provide content. One such company is Virgin Media Group.

Regulation

We will be subject to various federal, state and local laws that govern the conduct of our business, including state and local advertising, consumer protection, credit protection, licensing, and other labor and employment regulations.  We do not anticipate that the costs of complying with such regulations will have a material effect on our business or financial condition.

Competition

The entertainment industry is extremely competitive and is dominated by several large companies with worldwide name brand recognition and substantial financial resources.  In attempting to attract users to our proposed applications and products, we will be competing with online providers of audio and video entertainment, web-based video channels, movie theaters, live theater, sporting events, and other similar businesses that compete for the general public’s entertainment dollar, and large software developers. There can be no assurance that other companies will not develop technologies superior to ours, that new technology will not emerge that renders our technology obsolete or that a competing company or companies will not be able to capture more market share than we are able to capture due to name recognition and the expenditure of greater amounts for marketing and advertising.

Employees

The Company currently has no employees.  The Company engages the services of independent consultants to assist with management, software programming and development.  We plan to engage full-time employees in this area as our business develops.

ITEM 1A.                  RISK FACTORS

The following important factors, and the important factors described elsewhere in this report or in our other filings with the SEC, could affect (and in some cases have affected) our results and could cause our results to be materially different from estimates or expectations.  Other risks and uncertainties may also affect our results or operations adversely.  The following and these other risks could materially and adversely affect our business, operations, results or financial condition. You should carefully read the following risk factors when you evaluate our business and the forward-looking statements that we make in this report, in our financial statements and elsewhere. Any of the following risks could materially adversely affect our business, our operating results, our financial condition and the actual outcome of matters as to which we make forward-looking statements.

Risks related to our lack of liquidity

We have no revenues and have incurred and expect to continue to incur substantial losses. We will not be successful unless we reverse this trend.

Through August 31, 2009, we have not generated any revenues.  As a result, we have generated significant operating losses since our formation and expect to incur substantial losses and negative operating cash flows for the foreseeable future.  For the year ended August 31, 2009 our net loss was $2,983,660 and as of August 31, 2009 we had we had an accumulated deficit of $11,416,381.   We anticipate that our existing cash and cash equivalents will not be sufficient to fund our business needs. Our ability to continue may prove more expensive than we currently anticipate and we may incur significant additional costs and expenses.

We expect that capital outlays and operating expenditures will continue to increase as we attempt to expand our infrastructure and development activities and we will require significant additional capital in order to implement our business plan and continue our operations.  We may also generate revenues from product sales or the license of our technology but no assurances can be given as to if or when such revenues will commence or the amount of such revenues if they do commence.

If we fail to raise additional capital or receive substantial cash inflows from additional investors, our business objectives could be compromised.

We have limited capital resources and operations to date have been funded with the proceeds from equity and debt financings.  Primarily as a result of our recurring losses and our lack of liquidity in connection with our fiscal year ended August 31, 2009, we received a report from our independent auditors that includes an explanatory paragraph describing the substantial uncertainty as to our ability to continue as a going concern.

Even if we obtain additional short term financing, our business will require substantial additional investment that we have not yet secured. We cannot be sure how much we will need to spend in order to develop and market new products, services and technologies in the future. We expect to continue to spend substantial amounts on development. Further, we will not have sufficient resources to develop fully any new products, services or technologies unless we are able to raise substantial additional financing on acceptable terms or secure funds from new or existing partners. Our failure to raise capital when needed would adversely affect our business, financial condition and results of operations, and could force us to reduce or discontinue our operations at some time in the future, even if we obtain financing in the near term.

If we borrow money to expand our business, we will face the risks of leverage.

We anticipate that we may in the future incur debt for financing our growth.  Our ability to borrow funds will depend upon a number of factors, including the condition of the financial markets.  The risk of loss in such circumstances is increased because we would be obligated to meet fixed payment obligations on specified dates regardless of our revenue.  If we do not meet our debt service payments when due, we may sustain the loss of our equity investment in any of our assets securing such debt upon the foreclosure on such debt by a secured lender.

Risks related to our business

The duration or severity of the current global economic downturn and disruptions in the financial markets, and their impact on our company, are uncertain.

The recent global economic downturn, coupled with the global financial and credit market disruptions, have had a historic negative impact on the technology industry. These events have contributed to an unprecedented decline in public and private financing, weak end markets, a sharp drop in demand, and higher costs of borrowing and/or diminished credit availability. While we believe that the long-term prospects for technology remain bright, we are unable to predict the duration or severity of the current global economic and financial crisis. There can be no assurance that any actions we may take in response to further deterioration in economic and financial conditions, will be sufficient. A protracted continuation or worsening of the global economic downturn or disruptions in the financial markets could have a material adverse effect on our business, financial condition or results of operations.

Going Concern.

Primarily as a result of our recurring losses and our lack of liquidity in connection with our fiscal year ended August 31, 2009, we received a report from our independent auditors that includes an explanatory paragraph describing the substantial uncertainty as to our ability to continue as a going concern.

We are in the early stages of product development and our success is uncertain.

We are a development stage company and are in the early stages of developing our products and services. We have not yet successfully developed any of our products and services to the final completion stage. We may fail to develop any products or services, to implement our business model and strategy successfully or to revise our business model and strategy should industry conditions and competition change. We cannot make any assurances that any of our product candidates, if successfully developed, would generate sufficient revenues to enable us to be profitable. Furthermore, we cannot make any assurances that we will be successful in addressing these risks. If we are not, our business, results of operations and financial condition will be materially adversely affected.

We have a limited operating history and we may not be able to successfully develop our business.

Our limited operating history makes predicting our future operating results difficult. As a software development company with a limited history, we face numerous risks and uncertainties in the competitive markets. In particular, we have not proven that we can:

-      develop entertainment software in a manner that enables us to be profitable and meet strategic partner and customer requirements;

-      develop and maintain relationships with key customers and strategic partners that will be necessary to optimize the market value of our products and services;

-      raise sufficient capital in the public and/or private markets; or

-      respond effectively to competitive pressures.

If we are unable to accomplish these goals, our business is unlikely to succeed. Even if we are able to license certain of our technology to generate revenue we will still be operating at a significant loss during the course of our software development program.

If we are unable to establish sales and marketing capabilities or enter into agreements with third parties to sell and market products and services we develop, we may not be able to generate product revenue.

We do not currently have an organization for the sales, marketing and distribution of software products and related services.  We anticipate that we will seek to enter into strategic alliances, distribution agreements or other arrangements with third parties to market any products or services we develop. If we are unable to enter into such agreements, we would have to build sales, marketing, managerial and other non-technical capabilities and develop, train and or manage a sales force, all of which would cause us to incur substantial additional expenses. If we are unable to establish adequate sales, marketing and distribution capabilities, whether independently or with third parties, we may not be able to generate product revenue and may not become profitable.

Our software products and services are subject to the risk of failure inherent in the development of products or services based on new and unproved technologies.

Because our software is and will be based on new technologies, it is subject to risk of failure. These risks include the possibility that:

-      our new approaches will not result in any products or services that gain market acceptance;

-      our software will unfavorably interact with other types of commonly used software, thus restricting the circumstances in which it may be used;

-      proprietary rights of third parties will preclude us from marketing a new product; or

-      third parties will market superior or more cost-effective products or services.

As a result, our activities, either directly or through corporate partners, may not result in any commercially viable products or services.

Our software products and related services may be subject to future product liability claims. Such product liability claims could result in expensive and time-consuming litigation and payment of substantial damages.

The development, testing, marketing, sale and use of software runs a risk that product liability claims may be asserted against us if it is believed that the use or testing of our products and services have caused adverse technology problems to existing systems. We cannot make assurances that claims, suits or complaints relating to the use of our technology will not be asserted against us in the future. If a product liability claim asserted against us was successful, we may be required to limit commercialization of our technology.  Regardless of merit or outcome, claims against us may result in significant diversion of our management’s time and attention, expenditure of large amounts of cash on legal fees, expenses and damages and a decreased demand for our products and services. We cannot make any assurances that we will be able to acquire or maintain insurance coverage at a reasonable cost or in sufficient amounts to protect us.

We do not hold any patents on our technology and it may be difficult to protect our technology.

We do not have any patents issued or patents pending.  We do have development work or source code which we believe has the potential for patent protection.  We will evaluate our business benefits in pursuing patents in the future.  We protect all of our development work with confidentiality agreements with our engineers, employees and any outside contractors.  However, third parties may, in an unauthorized manner, attempt to use, copy or otherwise obtain and market or distribute our intellectual property or technology or otherwise develop a product with the same functionality as our software. Policing unauthorized use of our software and intellectual property rights is difficult, and nearly impossible on a worldwide basis. Therefore, we cannot be certain that the steps we have taken or will take in the future will prevent misappropriation of our technology or intellectual property, particularly in foreign countries where we plan to do business or where our software will be sold or used, where the laws may not protect proprietary rights as fully as do the laws of the United States or where the enforcement of such laws is not common or effective.

A dispute concerning the infringement or misappropriation of our proprietary rights or the proprietary rights of others could be time consuming and costly and an unfavorable outcome could harm our business.

There is significant litigation in the software field regarding patents and other intellectual property rights. Software companies with greater financial and other resources than us have gone out of business from the cost of patent litigation or from losing a patent litigation. We may be exposed to future litigation by third parties based on claims that our software, technologies or activities infringe the intellectual property rights of others. Although we try to avoid infringement, there is the risk that we will use a patented technology owned or licensed by another person or entity and/or be sued for infringement of a patent owned by a third party. Under current United States law, patent applications are confidential for 18 months following their priority filing date and may remain confidential beyond 18 months if no foreign counterparts are applied for in jurisdictions that publish patent applications. If our products are found to infringe any patents, we may have to pay significant damages or be prevented from making, using, selling, offering for sale or importing such products or services or from practicing methods that employ such products and services.

Confidentiality agreements with employees and others may not adequately prevent disclosure of our trade secrets and other proprietary information and may not adequately protect our intellectual property.

Our success also depends upon the skills, knowledge and experience of our technical personnel, our consultants and advisors as well as our licensors and contractors. Because we operate in a highly competitive field, we rely almost wholly on trade secrets to protect our proprietary technology and processes. However, trade secrets are difficult to protect. We enter into confidentiality and intellectual property assignment agreements with our corporate partners, employees, consultants, outside scientific collaborators, developers and other advisors. These agreements generally require that the receiving party keep confidential and not disclose to third parties all confidential information developed by the receiving party or made known to the receiving party by us during the course of the receiving party’s relationship with us. These agreements also generally provide that inventions conceived by the receiving party in the course of rendering services to us will be our exclusive property. However, these agreements may be breached and may not effectively assign intellectual property rights to us. Our trade secrets also could be independently discovered by competitors, in which case we would not be able to prevent use of such trade secrets by our competitors. The enforcement of a claim alleging that a party illegally obtained and used our trade secrets could be difficult, expensive and time consuming and the outcome unpredictable. In addition, courts outside the United States may be less willing to protect trade secrets. The failure to obtain or maintain meaningful trade secret protection could adversely affect our competitive position.

Risks related to our industry

Our technology may become obsolete or lose its competitive advantage.

The software and services business is very competitive, fast moving and intense, and we expect it to be increasingly so in the future. Other companies have developed and are developing software technologies and related services that, if not similar in type to our software and services, are designed to address the same end user or customer. Therefore, there is no assurance that our products or services and any other products or services we may offer will be the best, the first to market, or the most economical to make or use. If competitors’ products or services are better than ours, for whatever reason, our sales could decrease, our margins could decrease and our products and services may become obsolete.

There are many reasons why a competitor might be more successful than we are or will be, including:

-      Competitors may have greater financial resources and can afford more technical and development setbacks than we can.

-      Competitors may have been in the software business longer than we have. They may have greater experience than us in critical areas like testing, sales and marketing. This experience or their name recognition may give them a competitive advantage over us.

-      Competitors may have a better patent position protecting their technology than we either have or will have. If wecannot prevent others from copying our technology or developing similar technology, or if we cannot obtain a critical license to another’s patent that we need to make and use our technology, we would expect our competitive position to lessen. Because the company that is “first to market” often has a significant advantage over latecomers, a second place position could result in less than anticipated sales.

Risks related to management

We rely on our management and their knowledge of our business and technical expertise would be difficult to replace.

We are highly dependent on Tolga F. Katas, who develops our technology.  We do not have “key person” life insurance.  While we have entered into an employment agreement with Mr. Katas, his loss may have an adverse effect on our ability to develop and commercialize our technologies in a timely manner.

If potential customers do not accept our products or services, we may never achieve enough sales to make our business profitable.

The commercial success of our future products and services will be dependent on their acceptance by potential customers. Our products and services will be based on technology that has not been completely proven and is subject to the risks of failure inherent in products and services based on new technologies. A significant portion of our resources will be used for research and development and marketing relating to our proposed products and services. There can be no assurance that we can or will develop marketable products and services. The failure of our products and services to achieve market acceptance would have a material adverse effect on us.

Risks related to our common stock

Our stockholders may not be able to resell their shares at or above the purchase price paid by such stockholders, or at all.

Our common stock is listed on the Over the Counter Bulletin Board trading system (“OTCBB”).  An investment in our stock may be highly illiquid and subject to significant market volatility. This volatility may be caused by a variety of factors including low trading volume and market conditions.

In addition, the value of our common stock could be affected by:

-      actual or anticipated variations in our operating results;

-      changes in the market valuations of other similarly situated companies providing similar services or serving similar markets;

-      announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

-      adoption of new accounting standards affecting our industry;

-      additions or departures of key personnel;

-      introduction of new products or services by us or our competitors;

-      sales of our common stock or other securities in the open market;

-      changes in financial estimates by securities analysts;

-      conditions or trends in the market in which we operate;

-      changes in our earnings estimates and recommendations by financial analysts;

-      our failure to meet financial analysts’ performance expectations; and

-      other events or factors, many of which are beyond our control.

Stockholders may experience wide fluctuations in the market price of our securities. These fluctuations may have an extremely negative effect on the market price of our securities and may prevent a stockholder from obtaining a market price equal to the purchase price such stockholder paid when the stockholder attempts to sell our securities in the open market. In these situations, the stockholder may be required either to sell our securities at a market price which is lower than the purchase price the stockholder paid, or to hold our securities for a longer period of time than planned. An inactive market may also impair our ability to raise capital by selling shares of capital stock and may impair our ability to acquire other companies by using common stock as consideration or to recruit and retain managers with equity-based incentive plans.

Our stock price may be highly volatile because of several factors, including a limited public float.

The market price of our stock may be highly volatile because there has been a relatively thin trading market for our stock, which causes trades of small blocks of stock to have a significant impact on our stock price. You may not be able to resell our common stock following periods of volatility because of the market’s adverse reaction to volatility.

Other factors that could cause such volatility may include, among other things:

• announcements concerning our strategy;
• litigation; and
• general market conditions.

The concentrated ownership of our capital stock may have the effect of delaying or preventing a change in control of our company.

Our directors, officers, principal stockholders and their affiliates beneficially own approximately 85.61% of our outstanding capital stock. The interests of our directors, officers, principal stockholders and their affiliates may differ from the interests of other stockholders. Our directors, officers, principal stockholders and their affiliates will be able to exercise significant influence over all matters requiring stockholder approval, including the election of directors and approval of mergers, acquisitions and other significant corporate transactions.  (See “Principal Stockholders.”)

Our common stock is “a penny stock” and is subject to special regulations promulgated by the SEC.

The SEC has adopted regulations that generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock is less than $5.00 per share and therefore we are a “penny stock” according to SEC rules. This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our common stock and may affect the ability of investors hereunder to sell their shares.

We have never paid nor do we expect in the near future to pay dividends.

We have never paid cash dividends on our capital stock and do not anticipate paying any cash dividends for the foreseeable future.

Investors may lose all of their investment in us.

Investment in us involves a high degree of risk.  Investors may never recoup all or part of or realize any return on their investment.  Accordingly, investors may lose all of their investment and must be prepared to do so.

We may experience difficulties in the future in complying with Section 404 of the Sarbanes-Oxley Act.

As a public company, we are required to evaluate our internal controls under Section 404 of the Sarbanes-Oxley Act of 2002.  In this regard, we have and will continue to comply with the internal control requirements of Section 404 of the Sarbanes-Oxley Act.  If we fail to maintain the adequacy of our internal controls, we could be subject to regulatory scrutiny, civil or criminal penalties and/or stockholder litigation.  Any inability to provide reliable financial reports could harm our business.  Section 404 of the Sarbanes-Oxley Act also requires that our independent registered public accounting firm report on management’s evaluation of our system of internal controls for each fiscal year ending on or after June 15, 2010.  Furthermore, any failure to implement required new or improved controls, or difficulties encountered in the implementation of adequate controls over our financial processes and reporting in the future, could harm our operating results or cause us to fail to meet our reporting obligations.

If we fail to maintain proper and effective internal controls in future periods, it could adversely affect our operating results, financial condition and our ability to run our business effectively and could cause investors to lose confidence in our financial reporting.

ITEM 1B.                  UNRESOLVED STAFF COMMENTS

                None.

ITEM 2.                      PROPERTIES

                We own no real property.  We lease 9,678 square feet of office space from John D. Howard Family Limited Partnership at a rate of $19,536 per month.  Our lease started on May 1, 2008 and ends on April 30, 2010.  Our corporate offices are located at 2921 West Olive Avenue, Burbank, California 91505.

ITEM 3.                      LEGAL PROCEEDINGS

None.

ITEM 4.                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fourth quarter, there were no matters submitted to a vote of our shareholders.

PART II

ITEM 5.                      MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Public Market for Common Stock

Our common stock is quoted on the OTC Bulletin Board under the symbol "ETGI. OB."  Our Common Stock, is par value $0.00001 per share (“Common Stock”).

The following table sets forth, for the fiscal quarters indicated, the high and low sale price for our common stock, as reported on the OTCBB.  The quotations below reflect inter-dealer prices, without retail mark-up, markdown or commission, and may not represent actual transactions.

	High	Low
Fiscal Year ended August 31, 2009
Fourth Quarter	13.3	11.9
Third Quarter	26.9	22.3
Second Quarter	18.4	15.9
First Quarter	49.5	38.6
Fiscal Year ended August 31, 2008
Fourth Quarter	17.00	5.10
Third Quarter	20.00	11.00
Second Quarter	27.50	12.00
First Quarter	20.00	8.00

Shareholders

The approximate number of holders of record of our Common Stock as of November 10, 2009 was 129.

Dividends

We have never declared or paid a cash dividend on our common stock and do not anticipate declaring or paying cash dividends to shareholders in the foreseeable future.

Securities Authorized for Issuance under Equity Compensation Plans

The Amended and Restated En2Go International, Inc. 2007 Stock Plan (the “Plan”) was originally authorized and approved by the Company’s board of directors on November 12, 2007 and was amended and restated effective July 1, 2008.  A total of 750,000 shares of the Company’s Common Stock have been authorized for issuance under the Plan.  The following is a summary description of the Plan and is qualified in its entirety by reference to the full text of the Plan.

The following table sets forth certain information regarding the Company’s equity compensation plans as of August
 31, 2009.

Equity compensation plans approved by stockholders	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price	Number of securities remaining available for issuance under equity compensation plan
Stock Option Plan	245,000	$9.50	505,000
Total	245,500	$9.50	505,000

Recent Sale of Unregistered Securities

During the quarter ended August 31, 2009, we issued additional Debentures in the amount of $255,000. As of August 31, 2009, a total of  $1,750,000 has been issued as Debentures.  The Convertible Debentures and Warrants were issued in reliance on Section 506 of Regulation D and/or Regulation S of the Securities Act, and comparable exemptions for sales to “accredited” investors under state securities laws. Subsequent to the period; on September 25, 2009, all issued debentures were converted into 17,500,000 shares of common stock.

ITEM 6.                      SELECTED FINANCIAL DATA

Pursuant to Item 301(c) of Regulation S-K. the Company, as a smaller reporting company, is not required to provide the information required by this item.

ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This discussion should be read in conjunction with our consolidated financial statements included in this Annual Report on Form 10-K and the notes thereto, as well as the other sections of this Annual Report on Form 10-K, including “Certain Risks and Uncertainties” and “Description of Business” sections thereof. This discussion contains a number of forward-looking statements, all of which are based on our current expectations and could be affected by the uncertainties and risk factors described throughout this Annual Report. Our actual results may differ materially.

Limited Operating History

There is limited historical financial information about our company upon which to base an evaluation of our future performance.  Our Company has not generated any revenues for the fiscal year ended August 31, 2009.  We cannot guarantee that we will be successful in our business operations.  We are subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, possible delays in developing our sales channels, uncertainty regarding the development of our software products and services and competition.  There is no assurance that future financing will be available to our Company on acceptable terms. Additional equity financing could result in dilution to existing shareholders.

Results of Operations

For the Years Ended August 31, 2009 and 2008

We had a net loss of $2,983,660 for the year ended August 31, 2009 compared to a net loss of $7,830,062 for the year ended August 31, 2008.  The change is explained below.

Operating Expenses:  Operating expenses were $2,433,629 and $7,844,635 for the years ended August 31, 2009 and 2008, respectively.  The decrease of $5,411,006 was primarily due to a decrease in stock issued for services.

Other income (expense):  Other income (expense) was $(550,031) and $14,573 for the years ended August 31, 2009 and 2008, respectively. The difference is primarily due to the increase in interest expense $(135,305) and amortization $(420,375) costs of the notes payable.

                On June 10, 2009, En2go International, Inc. (the “Company) and Digital Stream, Inc. (“DSI”) entered into a Premium Network License and Reseller Agreement with Development Terms (the “Agreement”).  Pursuant to the terms of the Agreement, the Company will customize its Flyxo software product to include DSI’s proprietary live streaming and clip builder services.  Additionally, the Company granted DSI a non-exclusive, perpetual and royalty-bearing right to subdistribute, display, sell and market the customized Flyxo product and DSI granted the Company a non-exclusive, perpetual and royalty-bearing right to subdistribute, display, sell and market DSI’s live streaming software.  DSI will pay the Company in excess of $500,000 for development, license, distribution and maintenance fees.  During the period ended August 31, 2009, the Company terminated negotiations with DSI and no further negotiations between the parties are ongoing and none are expected to take place.

As of the date of this report, we have not generated any revenues.  As a result, we have generated significant operating losses since our formation and expect to incur substantial losses and negative operating cash flows for the foreseeable future as we attempt to expand our infrastructure and development activities. Our ability to continue may prove more expensive than we currently anticipate and we may incur significant additional costs and expenses.

We are a development stage company and are in the early stages of developing our products and services. We have not yet successfully developed any of our products and services to the final completion stage. The diversity of our products, the competitive entertainment industry, lack of liquidity and the current economic downturn, make it difficult for us to project our near-term results of operations. These conditions could further impact our business and have an adverse effect on our financial position, results of operations and/or cash flows.

Liquidity and Capital Resources

Net cash used in operating activities was $1,139,421 and $1,838,933 for the year ended August 31, 2009 and  2008, respectively. The decrease of $699,512 in cash used by operating activities was primarily due to the decrease in development activities, and an increase in depreciation expense.  Net cash used in investing activities was $1,016,521 and $66,592 for the years ended August 31, 2009 and 2008, respectively.  Investing activities for the years ended August 31, 2009 and 2008 resulted from the purchase of computers and furniture.  Net cash provided by financing activities was $2,150,000 and $1,358,599 for the years ended August 31, 2009 and 2008, respectively.

The Company suffered recurring losses from operations and has an accumulated deficit of $11,416,381 at August 31, 2009. Primarily as a result of our recurring losses and our lack of liquidity, the Company has received a report from our independent auditors that includes an explanatory paragraph describing the uncertainty as to our ability to continue as a going concern. We have delayed payment of a substantial amount of accounts payable and accrued expenses and reduced our expenses to a minimum level. Our existing cash and cash equivalents will not be sufficient to fund our operations. Unless we receive liquidity from new purchase orders, obtain additional capital, loans or sell or license assets, we may be required to seek to reorganize our business or discontinue operations and liquidate our assets. There can be no assurance that the Company will be able to secure sufficient financing or on terms acceptable to the Company. If additional funds are raised through the issuance of equity securities, the percentage ownership of our current stockholders is likely to or will be reduced.

In September 2008, we entered into a subscription agreement with Richard Genovese and/or his affiliates (collectively “Genovese”) whereby Genovese purchased 100,000 shares of our common stock and 100,000 warrants with an exercise price of $2.00 for $150,000.

In November 2008, we borrowed $5,000 from a consultant to the Company which was payable by December 6, 2008.  The lender was to receive 200 shares of our common stock per month as interest and an additional consideration of 25,000 warrants with an exercise price of $0.25.  In February 2009 we repaid the principal and interest in full and no shares or warrants were issued.

On January 15, 2009 we entered into an agreement with Genovese whereby Genovese and/or his affiliates (collectively “Genovese”) would advance to the Company $250,000 for a convertible debenture (“Debenture”) for the aggregate principle amount of $250,000.  The Debenture is non-interest bearing and will mature on December 5, 2010.  At the holder’s sole discretion, the holder may elect to convert the Debenture, in whole or in part into common shares of the Company at a conversion price of $0.10 per share.  As additional compensation, Genovese was issued a share purchase warrant certificate for 2,500,000 warrants with each warrant exercisable into one common share at $0.15 per share for a period of three years commencing from the date of the issuance of the warrant certificate for each Subsequent Debenture issued.  The Company and Genovese further agreed to establish five (5) mutually agreed upon milestones to be attained no later than September 2009 with each milestone generally occurring approximately every forty five (45) days. In conjunction with the attainment of each individual milestone, Genovese agreed to advance to the Company an additional $250,000. In connection with each $250,000 advance, Genovese was issued an additional $250,000 Convertible Debenture. The Debenture is non interest bearing and matures two years from the date of issuance of each subsequent debenture (“Subsequent Debentures”).

We further agreed that (1) Genovese would be granted the right of first refusal/ right of participation in connection with any additional financing of the Company for two (2) years, (2) Genovese would be entitled to two board seats, (3) we would obtain directors and officers insurance, and (4) the parties would work together commencing December 2008 to address other matters. We offered the convertible notes and warrants in reliance on Section 506 of Regulation D and/or Regulation S of the Securities Act, and comparable exemptions for sales to “accredited” investors under state securities laws.   The Debenture was subsequently amended for an aggregate principle amount of $545,000.

Additional Debentures for $455,000, $250,000, and $50,000 and $195,000 were issued by the Company during the year ended August 31, 2009. In April 2009, the amount of convertible debentures available to be issued was increased by $255,000 for an aggregate of $1,750,000.

During the period ended May 31, 2009, Richard Genovese advanced $210,000 to us for additional working capital.   From  June 1, 2009 to August 31, 2009, Richard Genovese advanced a further $319,498.  The aggregate of $529,498 advanced was converted into the balance of the convertible debentures for the amount of  $255,000  and the remaining  $274,498 was applied as an advance to the Company.  No arrangement has been made for repayment of the loan. The advance is non-interest bearing and due upon demand.

As of August 31, 2009 a total of $1,750,000 has been issued as Debentures.  Subsequent to the period, on September 25, 2009, all issued debentures were converted into 17,500,000 shares of common stock.

In April 2009, we entered into a loan agreement with Janst Limited for $250,000.  The loan bears interest at 15% per annum and matures on May 1, 2010 (the “Maturity Date”).   The principal and accrued interest is convertible into common stock at the conversion rate of $0.35 per share.  From November 1, 2009 to Maturity Date, should the average closing prices for the five trading days ending on the day prior to the conversion notice not exceed $0.35, the conversion rate shall be 80% of the average closing prices for the five trading days ending on the day prior to the conversion notice.

In May 2009, we entered into a subscription agreement with Robert Kolson; whereby Mr. Kolson purchased 75,000 shares of our common stock and 37,500 warrants with an exercise price of $3.00 for $150,000.

Subsequent to the end of the period, on October 30, 2009 we entered into a subscription agreement with Janspec Holdings Limited (“Janspec”); whereby Janspec purchased 428,572 common shares and 428,572 warrants with an exercise price of $0.60 for $150,000.

On November 7, 2009 we entered into a subscription agreement with Peninsula Merchant Syndications Corp. (“Peninsula”) where Peninsula purchased 285,715 shares of our common stock and 285,715 warrants with an exercise price of $0.60 for $100,000.

Recently Issued Accounting Pronouncements

In September 2009, the EITF reached final consensus on a new revenue recognition standard,  Issue No. 08-1,  "Revenue  Arrangements with Multiple  Deliverables",(EIFT  08-1).  EITF 08-1  addresses  how to  determine  whether  an  arrangement involving multiple deliverables  contains more than one unit of accounting,  and how the arrangement  consideration  should be allocated among the separate units of accounting. This Issue is effective for fiscal years beginning after June 15, 2010 and may be applied retrospectively or prospectively for new or materially modified arrangements.  In addition, early adoption is permitted. The Company is currently evaluating the potential impact of EITF 08-1 on its financial position and results of operations.

In September 2009, the EITF reached final consensus on a new revenue recognition standard, Issue No. 09-3, "Applicability of AICPA Statement of Position 97-2 to Certain  Arrangements  That Contain  Software  Elements" (EITF 09- 3). EITF 09-3 amends  the  scope  of  AICPA  Statement  of  Position  97-2,  Software  Revenue Recognition to exclude tangible products that include software and non- software components   that  function   together  to  deliver  the   product's   essential functionality.  This Issue shall be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  Earlier application is permitted as of the beginning of a company's fiscal year provided the company has not previously issued financial statements for any period within that year.  An entity shall not elect early application of this Issue unless it also elects early application of Issue 08-1.The Company is currently  evaluating  the  potential  impact of EITF 09-3 on its financial position and results of operations.

In June 2009 the FASB issued SFAS 166, Accounting for Transfers of Financial Assets — an Amendment of FASB Statement No. 140 (SFAS 166). SFAS 166 eliminates the concept of a qualifying special-purpose entity, creates more stringent conditions for reporting a transfer of a portion of a financial asset as a sale, clarifies other sale-accounting criteria, and changes the initial measurement of a transferor’s interest in transferred financial assets. SFAS 166 will be effective January 1, 2010. The adoption of this pronouncement is not expected to have a material impact on the Company’s consolidated financial position and results of consolidated operations.

In June 2009 the FASB issued SFAS 167, Amendments to FASB Interpretation No. 46(R) (SFAS 167). SFAS 167 eliminates Interpretation 46(R)’s exceptions to consolidating qualifying special-purpose entities, contains new criteria for determining the primary beneficiary, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a variable interest entity. SFAS 167 also contains a new requirement that any term, transaction, or arrangement that does not have a substantive effect on an entity’s status as a variable interest entity, a company’s power over a variable interest entity, or a company’s obligation to absorb losses or its right to receive benefits of an entity must be disregarded in applying Interpretation 46(R)’s provisions. The elimination of the qualifying special-purpose entity concept and its consolidation exceptions means more entities will be subject to consolidation assessments and reassessments. SFAS 167 will be effective January 1, 2010. The adoption of this pronouncement is not expected to have a material impact on the Company’s financial position and results of operations.

                In June 2009,  the FASB  issued  SFAS No. 168,  "The FASB  Accounting  Standards Codification  and the  Hierarchy of Generally  Accepted  Accounting  Principles"("SFAS No. 168").  SFAS No. 168 will become the single source of authoritative non-governmental U.S. generally accepted accounting principles ("GAAP"),superseding  existing FASB,  American  Institute of Certified Public Accountants("AICPA"), EITF, and related accounting literature. SFAS No. 168 reorganizes the thousand of GAAP  pronouncements  into roughly 90 accounting topics and displays them using a consistent  structure.  Also  included is relevant  Securities  and Exchange  Commission  guidance  organized  using the same  topical  structure in separate  sections.  SFAS No. 168 will be  effective  for  financial  statements issued  for  reporting  periods  that  end  after  September  15,  2009.  As the codification was not intended to change or alter existing U.S. GAAP, it will not have any impact on our financial position, results of operations and cash flows.

In May 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 165, “Subsequent Events.” SFAS No. 165 is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, and is effective for interim and annual periods ending after June 15, 2009.

In April 2009, the FASB issued FASB Staff Position (“FSP”) SFAS No. 107-1 and Accounting Principles Board (“APB”) Opinion No. 28-1 (“APB No. 28-1”), “Interim Disclosures about Fair Value of Financial Instruments,” which amends SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” and requires disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. FSP SFAS No. 107-1 and APB No. 28-1 also amends APB Opinion No. 28, “Interim Financial Reporting,” to require those disclosures in summarized financial information for interim reporting periods. FSP SFAS No. 107-1 and APB No. 28-1 is effective for interim reporting periods ending after June 15, 2009. The Company is in the process of evaluating the impact of FSP SFAS No. 107-1 and APB No. 28-1 on our financial position and results of operations.

In October 2008, the FASB issued FSP FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active, which addresses the application of Statement of Financial Accounting Standards (“SFAS”) No.157 for illiquid financial instruments.  FSP FAS 157-3 clarifies that approaches to determining fair value other than the market approach may be appropriate when the market for a financial asset is not active.  The Company does not expect the adoption of FSP FAS 157-3 to have a material effect on the Company’s financial statements.

In June 2008, the FASB ratified EITF Issue No. 07-5, “Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity’s Own Stock” (EITF 07-5). EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument’s contingent exercise and settlement provisions. It also clarifies on the impact of foreign currency denominated strike prices and market-based employee stock option valuation instruments on the evaluation. EITF 07-5 is effective for fiscal years beginning after December 15, 2008. We are currently assessing the impact of EITF 07-5 on our financial position and results of operations.

In June 2008, the FASB ratified EITF Issue No. 08-3, “Accounting for Lessees for Maintenance Deposits Under Lease Arrangements” (EITF 08-3). EITF 08-3 provides guidance for accounting for nonrefundable maintenance deposits. It also provides revenue recognition accounting guidance for the lessor.  EITF 08-3 is effective for fiscal years beginning after December 15, 2008. We are currently assessing the impact of EITF 08-3 on our financial position and results of operations.

In June 2008, the FASB issued FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (FSP EITF 03-6-1). FSP EITF 03-6-1 clarified that all outstanding unvested share-based payment awards that contain rights to nonforfeitable dividends participate in undistributed earnings with common shareholders. Awards of this nature are considered participating securities and the two-class method of computing basic and diluted earnings per share must be applied. FSP EITF 03-6-1 is effective for fiscal years beginning after December 15, 2008. We are currently assessing the impact of FSP EITF 03-6-1 on our financial position and results of operations.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS No. 162). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements. SFAS No. 162 is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles”. The implementation of this standard will not have a material impact on our financial position and results of operations.

In April 2008, the FASB issued FSP 142-3, “Determination of the Useful Life of Intangible Assets”, (FSP 142-3). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”. FSP 142-3 is effective for fiscal years beginning after December 15, 2008.  We do not expect the FSP 142-3 to have a significant impact on our results of operations or financial position.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”, which amends SFAS 133, Accounting for Derivative Instruments and Hedging Activities, and expands disclosures to include information about the fair value of derivatives, related credit risks and a company’s strategies and objectives for using derivatives.  SFAS No. 161 is effective for fiscal periods beginning on or after November 15, 2008.  Based on current conditions, we do not expect the adoption of SFAS 161 to have a significant impact on our results of operations or financial position.

Critical Accounting Policies

Financial Reporting Release No. 60, “Cautionary Advice Regarding Disclosure About Critical Accounting Policies” (“FRR60”) issued by the SEC, suggests that companies provide additional disclosure and commentary on those accounting policies considered most critical. FRR 60 considers an accounting policy to be critical if it is important to the Company’s financial condition and results of operations, and requires significant judgment and estimates on the part of management in its application. For a summary of the Company’s significant accounting policies, including the critical accounting policies discussed below, see the accompanying notes to the consolidated financial statements.

The preparation of our financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. On an ongoing basis, we evaluate our estimates which are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. The result of these evaluations forms the basis for making judgments about the carrying values of assets and liabilities and the reported amount of expenses that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions. The following accounting policies require significant management judgments and estimates:

We account for our business acquisitions under the purchase method of accounting in accordance with SFAS 141, "Business Combinations." The total cost of acquisitions is allocated to the underlying net assets, based on their respective estimated fair values. The excess of the purchase price over the estimated fair value of the tangible net assets acquired is recorded as intangibles. Determining the fair value of assets acquired and liabilities assumed requires management's judgment and often involves the use of significant estimates and assumptions, including assumptions with respect to future cash inflows and outflows, discount rates, asset lives, and market multiples, among other items.

We assess the potential impairment of long-lived assets and identifiable intangibles under the guidance of SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which states that a long-lived asset should be tested for recoverability whenever events or changes in circumstances indicate that the carrying amount of the long-lived asset exceeds its fair value. An impairment loss is recognized only if the carrying amount of the long-lived asset exceeds its fair value and is not recoverable.

  We account for equity instruments issued to consultants and vendors in exchange for goods and services in accordance with the provisions of EITF Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling Goods or Services”, and EITF Issue No. 00-18, “Accounting Recognition for Certain Transactions Involving Equity Instruments Granted to Other than Employees”. The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor’s performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement. In accordance with EITF Issue No. 00-18, an asset acquired in exchange for the issuance of fully vested, non-forfeitable equity instruments should not be presented or classified as an offset to equity on the grantor’s balance sheet once the equity instrument is granted for accounting purposes. Accordingly, the Company records the fair value of the fully vested, non-forfeitable common stock issued for future consulting services as prepaid expenses in its consolidated balance sheet.

We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. There can be no assurance that actual results will not differ from these estimates.

See footnotes in the accompanying financial statements regarding recent financial accounting developments.

Going Concern Uncertainties

As of the date of this annual report, there is doubt regarding our ability to continue as a going concern as we have not generated sufficient cash flow to fund our business operations and loan commitments.  Our future success and viability, therefore, are dependent upon our ability to generate capital financing.  The failure to generate sufficient revenues or raise additional capital may have a material and adverse effect upon the Company and our shareholders.

Capital Expenditures

We purchased $48,603 worth of capital expenditures in the fiscal year ending August 31, 2009.

Commitments and Contractual Obligations

The following table summarizes the future payments we are required to make under contractual obligations as of August 31, 2009:

	Payments Due by Period

	Total	Less than 1 year	1 -3 years	3-5 years	More than 5 years
Long term debt	--	--	--	--
Interest expense on long term debt	--	--	--	--
Operating leases	156,288	156,288	--	--	--
Other long-term liabilities	--	--	--	--	--

TOTAL	$156,288	$156,288	$--	$--

Operating lease obligations refer to our commercial single-tenant lease with John D. Howard Family Limited Partnership. We own no real estate.  We lease 9,678 square feet of office space from John D. Howard Family Limited Partnership at a rate of $19,536 per month.  Our lease started on May 1, 2008 and ends on April 30, 2010.  Our corporate offices are located at 2921 West Olive Avenue, Burbank, California 91505.

In addition to the obligations included in the table above, we maintain other obligations  related to the employment agreements held with our President and Chief Financial Officer; Paul Fishkin and our Chief Technology Officer; Tolga Katas. The timing of the related payments is not known.

Paul E. Fishkin.  In connection with the En2Go Nevada acquisition, we approved an employment agreement with Paul E. Fishkin, which was entered into concurrently with the completion of the acquisition. The employment agreement was effective as of July 13, 2007.  Under the terms of the agreement, Mr. Fishkin agreed to continue as EN2Go’s President, Chief Executive Officer and Director.  Pursuant to the agreement, Mr. Fishkin will receive an annual base salary of not less than $90,000 per year, incentive compensation as determined by the Board and reimbursement of all ordinary and reasonable out-of-pocket business expenses he incurs.  The agreement is for an initial term ending July 13, 2008 and automatically renews each year thereafter unless terminated by either party by written notice given at least 180 days prior to the expiration of the agreement. We may terminate the agreement for cause (as defined in the agreement).

Tolga F. Katas.  In connection with the En2Go Nevada acquisition, we approved an employment agreement with Tolga F. Katas, which we entered into concurrently with the completion of the acquisition. The employment agreement was effective as of July 13, 2007. Prior to the agreement, Mr. Katas received no annual compensation.  Pursuant to the agreement, Mr. Katas will receive an annual base salary of not less than $90,000 per year, incentive compensation as determined by the Board and reimbursement of all ordinary and reasonable out-of-pocket business expenses he incurs.  The agreement is for an initial term ending July 13, 2008 and automatically renews each year thereafter unless terminated by either party by written notice given at least 180 days prior to the expiration of the agreement. We may terminate the agreement for cause (as defined in the agreement).

Off-Balance Sheet Arrangements

                As of August 31, 2009, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K.

Item 7A.   Quantitative and Qualitative Disclosures about Market Risk

Pursuant to Item 305(e) of Regulation S-K. the Company, as a smaller reporting company, is not required to provide the information required by this item.

ITEM 8.                     CONSOLIDATED FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

EN2GO INTERNATIONAL, INC. AND SUBSIDIARY
(a development stage company)

Report of Independent Registered Public Accounting Firm	F-2

Consolidated Balance Sheets as of August 31, 2009 and 2008	F-3
Consolidated Statements of Operations for the years ended August 31, 2009 and 2008 and for the period from January 31, 2007 (inception) through August 31, 2009	F-4

Consolidated Statements of Stockholders’ Equity (Deficit) for the years ended August 31, 2009 and 2008 and for the period from January 31, 2007 (inception) through August 31, 2009	F-5

Consolidated Statements of Cash Flows for the years ended August 31, 2009 and 2008 and for the period from January 31, 2007 (inception) through August 31, 2009	F-6

Notes to Consolidated Financial Statements	F-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
En2Go International, Inc. (A Development Stage Company)
Burbank, California

We have audited the accompanying balance sheets of En2Go International, Inc. (A Development Stage Company) as of August 31, 2009 and 2008, and the related statements of operations, stockholders’ equity and cash flows for the years then ended and for the period from inception on January 31, 2007 through August 31, 2009.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of En2Go International, Inc. (a Development Stage Company) as of August 31, 2009 and 2008, and the results of their operations and cash flows for the years then ended and for the period from inception on January 31, 2007 through August 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has a working capital deficit, is dependent on financing to continue operations, and has suffered recurring losses to date, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

CHISHOLM BIERWOLF, NILSON & MORRILL
Chisholm Bierwolf, Nilson & Morrill, LLC
Bountiful, Utah
December 15, 2009

EN2GO INTERNATIONAL, INC. AND SUBSIDIARY
(a development stage company)
Consolidated Balance Sheets
	August 31,	August 31,
	2009	2008
ASSETS
CURRENT ASSETS
Cash	$3,132	$9,074
Prepaid expenses	20,336	20,336
TOTAL CURRENT ASSETS	23,468	29,410

PROPERTY AND EQUIPMENT, net	109,289	111,746
SOFTWARE DEVELOPMENT COSTS, net	967,917	—

TOTAL ASSETS	$1,100,674	$141,156

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$1,072,638	$253,384
Accrued expense	35,836	136,926
Due to related party	274,498	—
Notes payable	915,246	250,000
TOTAL CURRENT LIABILITIES	2,298,218	640,310

TOTAL LIABILITIES	2,298,218	640,310

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ (DEFICIT):
Common stock, $.00001 par value, 90,000,000 shares authorized, and 5,513,540 and 5,231,600 shares issued and outstanding at August 31, 2009 and August 31, 2008, respectively	55	52
Capital in excess of par value	10,218,782	7,939,915
Prepaid stock compensation	—	(6,400)
(Deficit) accumulated during the development stage	(11,416,381)	(8,432,721)
Total stockholders’ (deficit)	(1,197,544)	(499,154)

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT)	$1,100,674	$141,156

The accompanying notes are an integral part of these consolidated financial statements.

EN2GO INTERNATIONAL, INC. AND SUBSIDIARY
(a development stage company)
Consolidated Statements of Operations

	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	From Inception on January 31, 2007 through August 31, 2009

REVENUES	$—	$—	$—
COST OF GOODS SOLD	—	—	—
GROSS PROFIT	—	—	—
OPERATING EXPENSES
General and administrative expenses	1,584,860	963,632	3,131,797
Stock issued for services	197,461	5,536,768	1,762,617
Non-Cash Compensation	—	—	3,515,447
Salaries, wages and consulting	651,308	1,344,235	2,459,993
Total operating expenses	2,433,629	7,844,635	10,869,854
LOSS FROM OPERATIONS	(2,433,629)	(7,844,635)	(10,869,854)

OTHER INCOME (EXPENSE):
Other income	5,649	24,171	29,820
Interest expense	(135,305)	(9,598)	(155,972)
Interest expense on amortization of discount notes	(420,375)	—	(420,375)
Total other income (expense)	(550,031)	14,573	(546,527)

LOSS BEFORE PROVISION FOR INCOME TAXES	(2,983,660)	(7,830,062)	(11,416,381)

Provision for income taxes	—	—	—

LOSS APPLICABLE TO COMMON STOCKHOLDERS	$(2,983,660)	(7,830,062)	(11,416,381)

NET LOSS PER SHARE OF COMMON STOCK— Basic and diluted	$(0.73)	(1.53)

WEIGHTED AVERAGE SHARES OUTSTANDING— Basic and diluted	4,101,157	5,119,120

The accompanying notes are an integral part of these consolidated financial statements.

EN2GO INTERNATIONAL, INC. AND SUBSIDIARY
 (a development stage company)
Consolidated Statements of Stockholders’ Equity

	Common Shares	Stock Amount	Capital in Excess of Par Value	Prepaid Stockholders’ Equity	Deficit Accumulated During Development Stage	Total Stockholders’ Equity
	#	$	$	$	$	$
Balance – January 31, 2007 (inception)	--	--	--	--	--	--

Issuance of common stock upon organization	2,780,000	28	(28)	--	--	--

Recapitalization in a manner similar to a reverse acquisition, July 16, 2007	2,100,000	21	(21)	--	--	--

Common stock issued for $10.00 per share on July 16, 2007	100,000	1	999,999	--	--	1,000,000

Net loss for the year ended August 31, 2007	--	--	--	--	(602,659)	(602,659)

Balance – August 31, 2007	4,980,000	$50	$999,950	--	$(602,659)	$397,341

Issuance of options and warrants issued for services rendered	--	--	3,686,768	--	--	3,686,768

Common stock issued for $10.00 per share in January 2008	135,000	1	1,349,999	--	--	1,350,000

Offering costs on issuance of common stock	--	--	(91,401)	--	--	(91,401)

Issuance of common stock for services rendered	100,000	1	1,849,999	--	--	1,850,000

Issuance of common stock as consideration for debt financing	16,600	--	144,600	(6,400)	--	138,200

Net loss for the year ended August 31, 2008	--	--	--	--	$(7,830,062)	$(7,830,062)

Balance – August 31, 2008	5,231,600	$52	$7,939,915	$(6,400)	$(8,432,721)	$(499,154)

EN2GO INTERNATIONAL, INC. AND SUBSIDIARY (a development stage company) Consolidated Statements of Stockholders’ Equity (continued)
	Common Shares	Stock Amount	Capital in Excess of Par Value	Prepaid Stockholders’ Equity	Deficit Accumulated During Development Stage	Total Stockholders’ Equity
	#	$	$	$	$	$

Common stock and warrants issued for $1.50 per unit in October 2008	100,000	1	149,999	--	--	150,000

Common stock issued for services rendered in October 2008	30,000	--	63,000	--	--	63,000

Common stock issued for services in November 2008	5,000	--	14,000	--	--	14,000

Common stock issued in consideration of debt financing – Sept – April 2009	71,940	1	174,999	--	--	175,000

Common stock issued for $2.00 per share in May 2009	75,000	1	149,999	--	--	150,000

Discount on notes payable net of amortization	--	--	1,593,729	--	--	1,593,729

Interest & stock based compensation	--	--	133,141	6,400	--	139,541

Net loss for the year ended August 31, 2009	--	--	--	--	(2,983,660)	(2,983,660)

Balance – August 31, 2009	5,513,540	$55	$10,218,782	$0	$(11,416,381)	$(1,197,544)

The accompanying notes are an integral part of these consolidated financial statements.

EN2GO INTERNATIONAL, INC. AND SUBSIDIARY
 (a development stage company)
Consolidated Statements of Cash Flows
	Year Ended August 31,	Year Ended August 31,	Period from inception (January 31, 2007) through August 31,
	2009	2008	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,983,660)	$(7,830,062)	$(11,416,381)
Adjustments to reconcile net loss to net cash used in operating activities:
Debt financing costs	583,976	138,200	722,176
Depreciation expense	51,060	18,075	73,212
Options, warrants and common stock issued for services rendered	210,141	5,536,768	5,747,045
Changes in operating assets and liabilities:
Prepaid expense	6,400	(10,836)	(20,336)
Accounts payable	819,254	188,489	1,072,638
Accrued expense	(101,090)	120,433	35,836
Due to related party	274,498	—	274,498
Net cash used in operating activities	(1,139,421)	(1,838,933)	(3,511,312)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(48,604)	(66,592)	(182,502)
Software development	(967,917	—	(967,917)

Net cash used in investing activities	(1,016,521)	(66,592)	(1,150,419)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of notes payable	2,000,000	250,000	2,500,000
Repayment of notes payable	(150,000)	(150,000)	(500,000)
Proceeds from issuance of common stock, net of offering costs	300,000	1,258,599	2,658,599
Net cash provided by financing activities	2,150,000	1,358,599	4,658,599

NET (DECREASE) INCREASE IN CASH	(5,942)	(546,926)	3,132
CASH Beginning of period	9,074	556,000	—
CASH End of period	$3,132	$9,074	$3,132

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$—	$—	$—
Income taxes	—	—	—

The accompanying notes are an integral part of these consolidated financial statements.

Supplemental Schedule of Noncash Investing and Financing Activities:

In October 2008, we entered into an agreement with Euro Trend Trader, Inc. (“ETT”) to provide investor relations and public relations.  We agreed to pay ETT $5,000 start up fees and $3,000 per month thereafter. Additionally, we paid ETT 20,000 shares of our common stock for coverage of the Company by a registered market maker and 10,000 shares related to investor relations.

In August 2008, we entered into a promissory note with NSC Investments Ltd. (“NSC”) for a sum of $250,000.  Under this promissory note, interest is to be prepaid at the commencement of each quarter by us issuing 1,600 shares of our common stock.  The unpaid principal balance of the promissory note is due and payable in full on the sale of any assets of the Company or November 1, 2008. Further consideration for the loan shall consist of 15,000 shares of our common stock at the funding, 5,000 shares of our common stock at the beginning of the next month, and 10,000 shares at the beginning of the next month.  This promissory note was extended until February 1, 2009. We agreed to pay 3,900 shares of our common stock as interest and an additional issuance of 10,000 shares of our common stock in lieu of the extension of the note.  The promissory note was further extended to May 1, 2009 and we agreed to issue 3,000 shares of our common stock as interest and additional issuance of 20,040 shares of our common stock for additional compensation.  The remaining $100,000 plus accrued interest shall be convertible at NSC’s option at $2.00 per share on or before May 1, 2010.

The accompanying notes are an integral part of these consolidated financial statements.

EN2GO INTERNATIONAL, INC. AND SUBSIDIARY
(a development stage company)
Notes to Consolidated Financial Statements

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

The accompanying consolidated financial statements represent the accounts of En2Go International, Inc. (“Parent”), incorporated in the State of Nevada on August 23, 2002 (formerly Medusa Style Corporation) and  En2Go, Inc. (“Subsidiary”), incorporated in the State of Nevada on January 31, 2007, collectively (“the Company”).

On July 17, 2007, Parent completed an exchange agreement with Subsidiary wherein Parent issued 2,780,000 shares of its common stock in exchange for all the issued and outstanding common stock of Subsidiary.  The Acquisition was accounted for as a recapitalization of Subsidiary in a manner similar to a reverse purchase as the former shareholders of Subsidiary controlled the combined Company after the acquisition.  Following the acquisition and the transfer of an additional 1,075,000 shares from the shareholders of parent to the former shareholders of the subsidiary, the former shareholders of subsidiary control approximately 77% of the total outstanding stock of the combined entity.  There was no adjustment to the carrying values of the assets or the liabilities of Parent or Subsidiary as a result of the recapitalization.

The operations of Parent are included only from the date of recapitalization.  Accordingly, the previous operations and retained deficits of Parent prior to the date of recapitalization have been eliminated.  The financial history prior to the recapitalization is that of the subsidiary.

We are a start-up company that plans to become a full service entertainment and technology company that will create and develop a variety of media and entertainment related programs and applications including cutting edge media delivery software, Internet video applications and high-end, innovative desktop applications.  In addition to programming progress, we are currently attempting to establish a technical infrastructure, which we call “En2ools.”  En2ools is an ever-expanding library of code modules and techniques designed for the rapid production or modification of software.  En2ools is the foundation that enables the software applications to be fast, efficient, reliable, and user-friendly.  Our primary software application is called Flyxo, which is an application that delivers high-quality video to a user’s computer desktop.  Flyxo is designed to watch movies online and can eliminate the user’s frustration of long download times or waiting for buffering. It is a global Internet broadcast platform that can facilitate online television channels, movie channels, radio stations, online gaming, slide shows, 3-D objects, high-resolution graphics, interactive advertising, social media and more.

We will also offer the Channel Builder making it simple for individuals or organizations to create their own high-quality Internet media channels. Once the clients’ videos or other media is uploaded, using drag and drop functionality, the clients can create their own global HD Internet broadcast channel in a matter of minutes. This simplicity and convenience combined with the ability to distribute high-quality media to a worldwide audience opens a wide range of possibilities in terms of potential clients.  Other software applications include  eMaculate; a search engine that is designed to search, download and share digital images on the Web at very high speeds, VideoBlox; a custom media player that is specifically designed for the entertainment industry.  It plays numerous file formats including mp4, mp3, Quicktime and Windows Media.  It is designed so that the artist will be able to use their own branded player to distribute their music videos and keep in constant contact with their fans. Another unique aspect of this media player is the ability to provide a customized look and feel to its interface.  Kandictionary is a downloadable personalized dictionary and translator and the En2go jukebox is a custom stand-alone media player designed to play music from social networking sites.  After downloading the media player, a user does not have to be on an artist’s page to hear the artist’s music.  A user can add favorite songs to the media player and listen to the artist’s music while doing other things or visiting other sites.  Furthermore, the user can create a custom playlist by adding songs to the player from different artists.

Basis of Presentation and Going Concern Uncertainty

Our consolidated financial statements have been prepared assuming that we will continue as a going concern.  However, we have sustained losses and as of August 31, 2009, we have no revenues and have a net working capital deficiency and a negative cash flow from operations.  These conditions, among others, give rise to substantial doubt about our ability to continue as a going concern.  Management is continuing to seek additional equity capital.  Until such time, we anticipate our working capital needs will be funded with proceeds from equity and debt financing.  Management believes these steps will provide us with adequate funds to sustain our continued existence.  There is, however, no assurance that the steps taken by management will meet all of our needs or that we will continue as a going concern.  The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Development Stage Activities

Since inception the Company has not yet generated significant revenues and has been defining its business operations and raising capital.  All of our operating results and cash flows reported in the accompanying consolidated financial statements from January 31, 2007 through August 31, 2009 are considered to be those related to development stage activities and represent the cumulative from inception amounts from our development stage activities required to be reported pursuant to Statements of Financial Accounting Standards (SFAS) No. 7, Development Stage Enterprises.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation

The consolidated financial statements include the accounts of Parent and Parent’s wholly-owned Subsidiary.  All intercompany balances and transactions have been eliminated in consolidation.

Fiscal year end

The Company’s fiscal year end is August 31.

Cash Concentration and Cash Equivalents

We consider all short-term securities purchased with a maturity of three months or less to be cash equivalents. The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits.  Management does not believe the Company is exposed to significant credit risk.  Management, as well, does not believe the Company is exposed to significant interest rate and foreign currency fluctuation risks during the period presented in these consolidated financial statements.  As of August 31, 2009, there are no amounts that exceed the federally insured limits.

Property and Equipment

Property and equipment are stated as cost less accumulated depreciation.  Depreciation is provided on a straight line basis over the estimated useful lives of the assets from one to five years.  Maintenance and repairs are charged to expense as incurred and major improvements are capitalized.  Gains or losses on sales or retirements are recognized in income.

Revenue Recognition

Through the period from inception through August 31, 2009, the Company had not yet generated any revenues.  However, the Company plans to recognize its revenue according to the provisions of Staff Accounting Bulletin 104, which takes into account the completion of the transaction, delivery of the product, a final fixed or determinable price, and that collectability is reasonably assured.

Loss per Share

The Company computes loss per share in accordance with Statement of Financial Accounting Standards No. 128, “Earnings per Share,” which requires the Company to present basic and dilutive loss per share when the effect is dilutive.

Impairment of Long-Lived Assets

The Company has adopted the provisions of SFAS No. 144, “Accounting for the Impairment of Long-Lived Assets to be Disposed of”.  SFAS No. 144 established procedures for review of recoverability, and measurement of impairment whenever events of changes in circumstances indicated that the carrying amount of long-lived assets may not be recoverable.  SFAS No. 144 also requires that long-lived assets to be disposed of other than by sale shall continue to be classified as held and used until disposal.  Further, SFAS No. 144 specifies the criteria for classifying long-lived assets as “held for sale” and requires that long-lived assets to be disposed of by sale be reported at the lower of carrying amount or fair value less estimated selling costs.  Management believes that there has not been any impairment of the Company’s long-lived assets at August 31, 2009 and 2008.

Advertising Costs

Advertising costs are charged to operations in the period incurred.  During the years ended August 31, 2009 and 2008, the Company incurred $1,590 and $1,956 in advertising costs, respectively.

Fair Value of Financial Instruments

On January 1, 2008, the Company adopted SFAS No. 157, “Fair Value Measurements. SFAS No. 157 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The three levels are defined as follows:

•	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•
Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 inputs to valuation methodology are unobservable and significant to the fair measurement.

The fair value of the Company's cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate carrying value based on their effective interest rates compared to current market prices.

The Company’s financial instruments consist of cash, receivables, payables, and notes payable.  The carrying amount of cash, receivables and payables approximates fair value because of the short-term nature of these items.  The carrying amount of the notes payable approximates fair value as the individual borrowings bear interest at market interest rates.

Income Taxes

We account for income taxes in accordance with SFAS 109, Accounting for Income Taxes.  Under this standard, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance when we cannot make the determination that it is more likely than not that some portion or all of the related tax asset will be realized.

Stock-Based Compensation

In December 2004, the FASB issued SFAS No. 123R, (SFAS 123R), Share-Based Payment, amending SFAS 123 to require companies to record as expense the fair value of equity-based compensation, including stock options and warrants, over the applicable vesting period.  SFAS 123R also requires more extensive disclosures concerning stock options than required under previous standards.  The new standard applies to option grants made after adoption, as well as options that have not vested at the date of adoption.

Software Development Costs

We capitalize software development costs in accordance with generally accepted accounting principles, under which certain software development costs incurred subsequent to the establishment of technological feasibility, may be capitalized   before the product is available for general release to customers, in accordance with SFAS 86.   We determine technological feasibility to be established upon completion of (1) a detailed program design, (2) Completion of working model. Capitalized software development costs consists of costs for internally developed software to be sold publicly upon completion of development. Capitalized costs consist primarily of direct salaries and the cost of specific external consultants, where such costs qualify for capitalization under generally accepted accounting principles.  Amortization shall not start until the product is available for general release to customers.  On an annual basis, the Company will determine whether or not there has been impairment in value of the intangible assists and if necessary, records impairment charged to write down the assts to their estimated fair value.

Comparative Financial Statements

Certain amounts in the comparative financial statements have been reclassified from financial statements previously presented to conform to the 2009 consolidated financial statements.

Recently Issued Accounting Pronouncements

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”, which amends SFAS 133, Accounting for Derivative Instruments and Hedging Activities, and expands disclosures to include information about the fair value of derivatives, related credit risks and a company’s strategies and objectives for using derivatives.  SFAS No. 161 is effective for fiscal periods beginning on or after November 15, 2008.  Based on current conditions, we do not expect the adoption of SFAS 161 to have a significant impact on our results of operations or financial position.

In April 2008, the FASB issued FSP 142-3, “Determination of the Useful Life of Intangible Assets”, (FSP 142-3). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”. FSP 142-3 is effective for fiscal years beginning after December 15, 2008.  We do not expect the FSP 142-3 to have a significant impact on our results of operations or financial position.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS No. 162). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements. SFAS No. 162 is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles”. The implementation of this standard will not have a material impact on our financial position and results of operations.

In June 2008, the FASB issued FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (FSP EITF 03-6-1). FSP EITF 03-6-1 clarified that all outstanding unvested share-based payment awards that contain rights to nonforfeitable dividends participate in undistributed earnings with common shareholders. Awards of this nature are considered participating securities and the two-class method of computing basic and diluted earnings per share must be applied. FSP EITF 03-6-1 is effective for fiscal years beginning after December 15, 2008. We are currently assessing the impact of FSP EITF 03-6-1 on our financial position and results of operations.

In June 2008, the FASB ratified EITF Issue No. 07-5, “Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity’s Own Stock” (EITF 07-5). EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument’s contingent exercise and settlement provisions. It also clarifies on the impact of foreign currency denominated strike prices and market-based employee stock option valuation instruments on the evaluation. EITF 07-5 is effective for fiscal years beginning after December 15, 2008. We are currently assessing the impact of EITF 07-5 on our financial position and results of operations.

In June 2008, the FASB ratified EITF Issue No. 08-3, “Accounting for Lessees for Maintenance Deposits Under Lease Arrangements” (EITF 08-3). EITF 08-3 provides guidance for accounting for nonrefundable maintenance deposits. It also provides revenue recognition accounting guidance for the lessor.  EITF 08-3 is effective for fiscal years beginning after December 15, 2008. We are currently assessing the impact of EITF 08-3 on our financial position and results of operations.

In October 2008, the FASB issued FSP FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active, which addresses the application of Statement of Financial Accounting Standards (“SFAS”) No.157 for illiquid financial instruments.  FSP FAS 157-3 clarifies that approaches to determining fair value other than the market approach may be appropriate when the market for a financial asset is not active.  The Company does not expect the adoption of FSP FAS 157-3 to have a material effect on the Company’s financial statements.

In April 2009, the FASB issued FASB Staff Position (“FSP”) SFAS No. 107-1 and Accounting Principles Board (“APB”) Opinion No. 28-1 (“APB No. 28-1”), “Interim Disclosures about Fair Value of Financial Instruments,” which amends SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” and requires disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. FSP SFAS No. 107-1 and APB No. 28-1 also amends APB Opinion No. 28, “Interim Financial Reporting,” to require those disclosures in summarized financial information for interim reporting periods. FSP SFAS No. 107-1 and APB No. 28-1 is effective for interim reporting periods ending after June 15, 2009. The Company is in the process of evaluating the impact of FSP SFAS No. 107-1 and APB No. 28-1 on our financial position and results of operations.

In May 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 165, “Subsequent Events.” SFAS No. 165 is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, and is effective for interim and annual periods ending after June 15, 2009.

In June 2009 the FASB issued SFAS 166, Accounting for Transfers of Financial Assets — an Amendment of FASB Statement No. 140 (SFAS 166). SFAS 166 eliminates the concept of a qualifying special-purpose entity, creates more stringent conditions for reporting a transfer of a portion of a financial asset as a sale, clarifies other sale-accounting criteria, and changes the initial measurement of a transferor’s interest in transferred financial assets. SFAS 166 will be effective January 1, 2010. The adoption of this pronouncement is not expected to have a material impact on the Company’s consolidated financial position and results of consolidated operations.

In June 2009 the FASB issued SFAS 167, Amendments to FASB Interpretation No. 46(R) (SFAS 167). SFAS 167 eliminates Interpretation 46(R)’s exceptions to consolidating qualifying special-purpose entities, contains new criteria for determining the primary beneficiary, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a variable interest entity. SFAS 167 also contains a new requirement that any term, transaction, or arrangement that does not have a substantive effect on an entity’s status as a variable interest entity, a company’s power over a variable interest entity, or a company’s obligation to absorb losses or its right to receive benefits of an entity must be disregarded in applying Interpretation 46(R)’s provisions. The elimination of the qualifying special-purpose entity concept and its consolidation exceptions means more entities will be subject to consolidation assessments and reassessments. SFAS 167 will be effective January 1, 2010. The adoption of this pronouncement is not expected to have a material impact on the Company’s financial position and results of operations.

In June 2009,  the FASB  issued  SFAS No. 168,  "The FASB  Accounting  Standards Codification  and the  Hierarchy of Generally  Accepted  Accounting  Principles"("SFAS No. 168").  SFAS No. 168 will become the single source of authoritative nongovernmental U.S.  generally  accepted  accounting   principles   ("GAAP"),superseding  existing FASB,  American  Institute of Certified Public Accountants("AICPA"), EITF, and related accounting literature. SFAS No. 168 reorganizes the thousand of GAAP  pronouncements  into roughly 90 accounting topics and displays them using a consistent  structure.  Also  included is relevant  Securities  and Exchange  Commission  guidance  organized  using the same  topical  structure in separate  sections.  SFAS No. 168 will be  effective  for  financial  statements issued  for  reporting  periods  that  end  after  September  15,  2009.  As the codification was not intended to change or alter existing U.S. GAAP, it will not have any impact on our financial position, results of operations and cash flows.

In September 2009, the EITF reached final consensus on a new revenue recognition standard,  Issue No. 08-1,  "Revenue  Arrangements with Multiple  Deliverables",(EIFT  08-1).  EITF 08-1  addresses  how to  determine  whether  an  arrangement involving multiple deliverables  contains more than one unit of accounting,  and how the arrangement  consideration  should be allocated among the separate units of accounting. This Issue is effective for fiscal years beginning after June 15, 2010 and may be applied retrospectively or prospectively for new or materially modified arrangements.  In addition, early adoption is permitted. The Company is currently evaluating the potential impact of EITF 08-1 on its financial position and results of operations.

In September 2009, the EITF reached final consensus on a new revenue recognition standard, Issue No. 09-3, "Applicability of AICPA Statement of Position 97-2 to Certain  Arrangements  That Contain  Software  Elements" (EITF 09- 3). EITF 09-3amends  the  scope  of  AICPA  Statement  of  Position  97-2,  Software  Revenue Recognition to exclude tangible products that include software and non- software components   that  function   together  to  deliver  the   product's   essential functionality.  This Issue shall be applied on a  prospective  basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.

Earlier application is permitted as of the beginning of a company's fiscal year provided the company has not previously issued  financial statements for any period  within  that year.  An entity shall not elect early application of this Issue unless it also elects early application of Issue 08-1.The Company is currently  evaluating  the  potential  impact of EITF 09-3 on its financial position and results of operations.

Convertible Debt, Note Discounts and Beneficial Conversion Features

The convertible debentures were issued in accordance with EITF 98-5 “Accounting for Convertible Securities with Beneficial Conversion Features of Contingently Adjustable,” we calculated the value of the beneficial conversion feature embedded in the Convertible Notes.  In accordance with EITF 98-5 “Accounting for Convertible Securities with Beneficial Conversion Features of Contingently Adjustable, convertible notes are split into two components: a debt component and a component representing the embedded derivatives in the debt. The debt component represents the Company’s liability for future interest coupon payments and the redemption amount. The embedded derivatives represent the value of the option that debtholders have to convert into ordinary shares of the Company.  The debt component of the convertible note is measured at amortized cost and therefore increases as the present value of the interest coupon payments and redemption amount increases, with a corresponding charge to finance cost – other than interest. The debt component decreases by the cash interest coupon payments made. The embedded derivatives are measured at fair value at each balance sheet date, and the change in the fair value is recognized in the income statement.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and Equipment consists of the following:

	August 31	August 31
	2009	2008
Computer Equipment	$23,897	$23,897
Other Equipment	158,604	110,000
Total	182,501	133,897
Accumulated Depreciation	(73,212)	(22,151)

Total Property and Equipment (net)	$109,289	$111,746

Depreciation expense was $51,060 and $18,075 for the years ended August 31, 2009 and 2008.

NOTE 4 – SOFTWARE DEVELOPMENT COSTS

Software development costs comprise of costs for internally developed production software to be sold publicly upon completion of development.  Capitalized software development costs, amounted to $967,917 and $0 at August 31, 2009 and 2008, respectively. These costs were not amortized since the product is not available for general release to customers.  Revenue generating activities have not yet commenced.

NOTE 5 – RELATED PARTY TRANSACTIONS

As at August 31, 2009, a Director of the Company is owed $274,498 ($0- August 31, 2008) for cash advanced to the Company.

During the year ended August 31, 2009, Richard Genovese advanced $529,498 to us for additional working capital.  The aggregate of $529,498 advanced was converted into the balance of the convertible debentures for the amount of  $255,000  and the remaining  $274,498 was applied as an advance to the Company.  The convertible debentures were issued in accordance with EITF 98-5 “Accounting for Convertible Securities with Beneficial Conversion Features of Contingently Adjustable,” we calculated the value of the beneficial conversion feature embedded in the Convertible Notes.  In accordance with EITF 98-5 “Accounting for Convertible Securities with Beneficial Conversion Features of Contingently Adjustable, convertible notes are split into two components: a debt component and a component representing the embedded derivatives in the debt. The debt component represents the Company’s liability for future interest coupon payments and the redemption amount. The embedded derivatives represent the value of the option that debtholders have to convert into ordinary shares of the Company.  The debt component of the convertible note is measured at amortized cost and therefore increases as the present value of the interest coupon payments and redemption amount increases, with a corresponding charge to finance cost – other than interest. The debt component decreases by the cash interest coupon payments made. The embedded derivatives are measured at fair value at each balance sheet date, and the change in the fair value is recognized in the income statement.

No arrangement has been made for repayment of the loan and none have been made by the Company as of August 31, 2009. The advance is non-interest bearing and due upon demand. There are no other related party transactions.

NOTE 6 – NOTES PAYABLE

	August 31 2009	August 31 2008
The Company issued notes payable of $1,750,000 and $250,000 during the twelve month period ended August 31, 2009 and $250,000 for August 31, 2008, respectively.	$2,100,000	$250,000

Discount on note payable net of amortization	(1,184,754)	-

Total	$915,246	$250,000

Interest expense for the twelve months ended August 31, 2009 and 2008 was $135,305 and $9,598 respectively.

In August 2008, we entered into a promissory note with NSC Investments Ltd. (“NSC”) for a sum of $250,000.  Under this promissory note, interest is to be prepaid at the commencement of each quarter by us issuing 1,600 shares of our common stock.  The unpaid principal balance of the promissory note is due and payable in full on the sale of any assets of the Company or November 1, 2008. Further consideration for the loan shall consist of 15,000 shares of our common stock at the funding, 5,000 shares of our common stock at the beginning of the next month, and 10,000 shares at the beginning of the next month.  This promissory note was extended until February 1, 2009. We agreed to pay 3,900 shares of our common stock as interest and additional issuance of 10,000 shares of our common stock for additional compensation.

The promissory note was further extended to May 1, 2009 and we agreed to make payments on the principal of $50,000 by February 15, 2009; repay a further $100,000 by May 1, 2009; issue 3,000 shares of our common stock as interest and additional issuance of 20,040 shares of our common stock for additional compensation.  All the terms of the amended agreement have been complied with.  The remaining $100,000 plus accrued interest is convertible at NSC’s option at $2.00 per share on or before May 1, 2010. Pursuant to EITF 06-6, the modification of the Note agreement was not treated as an extinguishment but rather reduced the carrying amount of the debt through an adjustment to the note discounts, with a corresponding increase in APIC.

On January 15, 2009 we entered into an agreement with Genovese whereby Genovese and/or his affiliates (collectively “Genovese”) will advance to the Company $250,000 for a convertible debenture (“Debenture”) for the aggregate principle amount of $250,000.  The Debenture shall be non-interest bearing and will mature on December 5, 2010.  At the holder’s sole discretion, the holder may elect to convert the Debenture, in whole or in part into common shares of the Company at a conversion price of $0.10 per share.  As additional compensation, Genovese shall be issued a share purchase warrant certificate for 2,500,000 warrants with each warrant exercisable into one common share at $0.15 per share for a period of three years commencing from the date of the issuance of the warrant certificate.  The Company and Genovese further agreed to establish five (5) mutually agreed upon milestones to be attained no later than September 2009 with each milestone generally occurring approximately every forty five (45) days. In conjunction with the attainment of each individual milestone, Genovese agrees to advance to the Company an additional $250,000. In connection with each $250,000 advance, Genovese shall be issued an additional $250,000 Convertible Debenture. The Debenture shall be non interest bearing and will mature two years from the date of issuance of each subsequent debenture (“Subsequent Debentures”).

At the Holders’ sole discretion, the Holder may elect to convert the Subsequent Debentures, in whole or in part, at any time prior to maturity, into common shares of the Company at a conversion price of $0.10 per share. As additional compensation, Genovese shall be issued a share purchase warrant certificate for 2,500,000 warrants with each warrant exercisable into one common share at $0.15 per share for a period of three years commencing from the date of the issuance of the warrant certificate for each Subsequent Debenture issued. We further agreed that (1) Genovese would be granted the right of first refusal/ right of participation in connection with any additional financing of the Company for two (2) years, (2) Genovese would be entitled to two board seats, (3) we would obtain directors and officers insurance, and (4) the parties would work together commencing December 2008 to address other matters. We offered the convertible notes and warrants in reliance on Section 506 of Regulation D and/or Regulation S of the Securities Act, and comparable exemptions for sales to “accredited” investors under state securities laws.   The Debenture was subsequently amended for an aggregate principle amount of $545,000.

Additional Debentures for $455,000, $250,000, and $50,000 and $195,000 were issued during the year ended August 31, 2009.  In April 2009, the amount of convertible debentures available to be issued was increased by $255,000 for an aggregate of $1,750,000.  As of August 31, 2009 a total of $1,750,000 has been issued as Debentures.  The amount of the Debentures outstanding at August 31, 2009 was classified as “permanent equity” as capital in excess of par value and a corresponding amount was recorded as a discount against the note payable.  This discount will be amortized over 24 months on a straight-line basis as interest expense.  Subsequent to the period end; on September 25, 2009, all issued debentures were converted into 17,500,000 shares of common stock.

In April 2009, we entered into a loan agreement with Janst Limited for $250,000.  The loan bears interest at 15% per annum and matures on May 1, 2010 (the “Maturity Date”).   The principal and accrued interest is convertible into common stock at the conversion rate of $0.35 per share.  From November 1, 2009 to Maturity Date, should the average closing prices for the five trading days ending on the day prior to the conversion notice not exceed $0.35, the conversion rate shall be 80% of the average closing prices for the five trading days ending on the day prior to the conversion notice.

NOTE 7 - COMMON STOCK

The Company has authorized 90,000,000 shares of common stock with a par value of $.00001.  At August 31, 2009 and August 31, 2008, the Company had 5,513,540 and 5,231,600 shares of common stock issued and outstanding, respectively.

On April 10, 2007, the Company completed a forward stock split by issuing two additional shares of common stock for every one share previously issued.

On July 17, 2007, in connection with its Exchange Agreement with Subsidiary, Parent issued 2,780,000 shares of its previously authorized but unissued common stock in exchange for all the issued and outstanding common stock of Subsidiary.  The 2,780,000 shares have been reflected as though they were issued at the inception of the Subsidiary, with a reverse merger adjustment that represents the shareholders of the public shell at the time of the recapitalization.

During July, 2007, in connection with its Exchange Agreement with Subsidiary, Parent issued 100,000 shares of common stock to private placement subscribers at $10.00 per share.

On October 31, 2007 the Board of Directors approved the issuance of a private placement memorandum for 135,000 shares of common stock at $10.00 per share. On January 22, 2008, we completed a private placement of 135,000 shares of our common stock at a purchase price of $10.00 per share to persons who were not “U.S. Persons” within the meaning of Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Also, stock offering costs of $91,401 have been recorded against capital in excess of par value.

During November 2007, the Board of Directors authorized the granting of options to purchase 200,000 shares of common stock at $10.00 per share. The fair value of each option granted is estimated on the date granted using the Black-Scholes option pricing model with the following weighted-average assumptions; risk-free interest rates of 4.4%, expected dividend yields of zero, expected life of 10 years, and expected volatility of 147.95%. The options vested immediately and were valued in total at $2,366,186. Options granted under the Plan are subject to the Plan being approved by the stockholders of the Company within one year from the date the Plan was adopted.

On January 22, 2008, the Company completed a private placement of 135,000 shares of its common stock at a purchase price of $10.00 per share to persons who were not “U.S. Persons” within the meaning of Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  The Company received gross proceeds from the placement of $1,350,000 and net proceeds of approximately $1,258,600 after deducting $30,000 in placement fees paid to registered investment dealers in Canada and other offering costs. The foregoing sales of common stock were made in reliance on the exemption from registration provided by Regulation S.  Each of the purchasers signed a subscription agreement containing the representations required by Regulation S  and the certificates for the shares will be stamped with restricted stock legends indicating the shares have not been registered under the Securities Act, have been issued in reliance on the exemption from registration provided by Regulation S, and may not be reoffered or sold except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or an available exemption from registration under the Securities Act.

In August 2008, we entered into a promissory note with NSC Investments Ltd. (“NSC”) for a sum of $250,000.  Under this promissory note, interest is to be prepaid at the commencement of each quarter by us issuing 1,600 shares of our common stock.  The unpaid principal balance of the promissory note is due and payable in full on the sale of any assets of the Company or November 1, 2008. Further consideration for the loan shall consist of 15,000 shares of our common stock at the funding, 5,000 shares of our common stock at the beginning of the next month, and 10,000 shares at the beginning of the next month.  This promissory note was extended until February 1, 2009. We agreed to pay 3,900 shares of our common stock as interest and an additional issuance of 10,000 shares of our common stock in lieu of the extension of the note.  The promissory note was further extended to May 1, 2009 and we agreed to issue 3,000 shares of our common stock as interest and additional issuance of 20,040 shares of our common stock for additional compensation.  During the year ended August 31, 2009, an aggregate of 71,940 common shares were issued to NSC Investments Ltd. The remaining $100,000 plus accrued interest shall be convertible at NSC’s option at $2.00 per share on or before May 1, 2010.

During August 2008, the Company issued 45,000 warrants valued at approximately $338,000 to purchase stock for services rendered.  The warrants vest over various terms.  During the year ended August 31, 2009, the Company recognized compensation expense of $216,479.  The fair value of each warrant granted is estimated on the date granted using the Black-Scholes option pricing model with the following weighted average assumptions: risk free interest rates of 3.74% to 3.97%, expected dividend yields of zero, expected life of 10 years and expected volatility of 136.94% to 140.60%.

During the fiscal year ended August 31, 2008, the Company authorized the issuance of 100,000 shares of common stock to Mr. Steve Wozniak.  The shares were valued at $1,850,000 based on the fair market value of the stock on the date the shares were issued.

In September 2008, we entered into a subscription agreement with Richard Genovese and/or his affiliates (collectively “Genovese”) whereby Genovese purchased 100,000 shares or our common stock and 100,000 warrants with an exercise price of $1.50 for $150,000.

In October 2008, we entered into an agreement with Euro Trend Trader, Inc. (“ETT”) to provide investor relations and public relations.  We agreed to pay ETT $5,000 start up fees and $3,000 per month thereafter. Additionally, we paid ETT 20,000 shares of our common stock for coverage of the Company by a registered market maker and an additional 10,000 for investor relations services.

In November 2008, we borrowed $5,000 from a consultant to the Company which was payable by December 6, 2008.  The lender was to receive 200 shares of our common stock per month as interest and an additional consideration of 25,000 warrants with an exercise price of $0.25.  In February 2009 we repaid the principal and interest in full and did not issue any shares or warrants.

In November 2008 we issued 5,000 shares of our common stock to Howard Family Trust as a bonus in consideration of the Company’s failure to pay rent on a timely basis. The shares were valued at $14,000 based on the fair market value of the stock on the date the shares were issued.

In May 2009, we entered into a subscription agreement with Robert Kolson; whereby Mr. Kolson purchased 75,000 shares of our common stock and 37,500 warrants with an exercise price of $3.00 for $150,000.

NOTE 8 – OPTIONS AND WARRANTS

Stock Options

During November, 2007 the Board of Directors of the Company adopted and the stockholders at that time approved the 2007 Stock Plan (“the Plan”).  The Plan provides both for the direct award or sale of shares and for the granting of options to purchase shares.  Options granted under the plan may include qualified and non-qualified stock options.  The aggregate number of shares that may be issued under the plan shall not exceed 750,000 shares of common stock, and are issuable to directors, officers, and employees of the Company.  Awards under the plan will be granted as determined by Committees of the Board of Directors or by the Board of Directors.  The options will expire after 10 years or 5 years if the option holder owns at least 10% of the common stock of the Company.  The exercise price of a non-qualified option must be at least 85% of the market price on the date of issue.  The exercise price of a qualified option must be at least equal to the market price or 110% of the market price on the date of issue if the option holder owns at least 10% of the common stock of the Company.

In November 2007, 200,000 stock options were granted with an exercise price equal to fair value at the date of grant.  The term of the options granted under the Plan could not exceed 10 years and the stock options granted were vested immediately.

On August 1, 2008, we agreed to issue 30,000 stock options to certain board members for their services to the board.

On September 1, 2008 we granted 15,000 stock options to a certain officer and board member for his services performed as Chair of the Audit Committee and Chair of the Compensation Committee.

The estimated value of the compensatory common stock purchase options granted to non-employees in exchange for services and financing expenses was determined using the Black-Scholes pricing model and the following assumptions: expected term of 10 years, a risk free interest rate of 3.97% to 4.40%, a dividend yield of 0% and volatility of 136.94% to 147.95%. During the twelve month period ended August 31, 2009 and 2008, the amount of the expense charged to operations for compensatory options granted in exchange for services was $121,739 and $2,582,664 respectively.

The following table summarizes the changes in options outstanding and the related prices for the shares of the Company’s common stock issued to employees and non-employees of the Company. These options were granted in lieu of cash compensation for services performed.

	Shares	Weighted Average Exercise Price
Outstanding, beginning of the year ended August 31, 2007	-	-

Granted	230,000	$9.70

Expired / Cancelled	-	-

Exercised	-	-

Outstanding, end of the year ended August 31, 2008	230,000	$9.70

Exercisable at August 31, 2008	230,000	$9.70

Granted	15,000	$7.10

Expired/Cancelled	-	-

Exercised	-	-

Outstanding, end of the period ended August 31, 2009	245,000	$9.50

Exercisable	245,000	$9.50

The following table summarizes the changes in options outstanding and the related prices for the shares of the Company’s common stock issued to non-employees of the Company. These options were granted in lieu of cash compensation for services performed or financing expenses.  The number of options stated in the table below are retroactively restated due to the reverse stock split.

	Options Outstanding		Options Exercisable
			Weighted
		Number	Average		Weighted
		shares	Contractual	Number	Average Exercise
Year	Exercise Price	outstanding	Life (Years)	Exercisable	Price
2007	$10.00	200,000	8.17	200,000	$10.00
2008	$6.00 B 9.00	30,000	8.93	30,000	$6.00 B 9.00
2008	7.10	15,000	9.01	15,000	7.10
Total		245,000		245,000

Stock Warrants

In September 2008, we entered into a subscription agreement with Richard Genovese and/or his affiliates (collectively “Genovese”) whereby Genovese purchased 100,000 shares of our common stock and 100,000 warrants with an exercise price of $2.00 for $150,000.

In November 2008, we borrowed $5,000 from a consultant to the Company which was payable by December 6, 2008.  The lender was to receive 200 shares of our common stock per month as interest and an additional consideration of 25,000 warrants with an exercise price of $0.25.  In February 2009 we repaid the principal and interest in full and no shares or warrants were issued.

On January 15, 2009 we entered into an agreement with Genovese whereby Genovese and/or his affiliates (collectively “Genovese”) will advance to the Company $250,000 for a convertible debenture (“Debenture”) for the aggregate principle amount of $250,000.  The Debenture shall be non-interest bearing and will mature on December 5, 2010.  At the holder’s sole discretion, the holder may elect to convert the Debenture, in whole or in part into common shares of the Company at a conversion price of $0.10 per share.  As additional compensation, Genovese shall be issued a share purchase warrant certificate for 2,500,000 warrants with each warrant exercisable into one common share at $0.15 per share for a period of three years commencing from the date of the issuance of the warrant certificate.  The Company and Genovese further agreed to establish five (5) mutually agreed upon milestones to be attained no later than September 2009 with each milestone generally occurring approximately every forty five (45) days. In conjunction with the attainment of each individual milestone, Genovese agrees to advance to the Company an additional $250,000. In connection with each $250,000 advance, Genovese shall be issued an additional $250,000 Convertible Debenture. The Debenture shall be non interest bearing and will mature two years from the date of issuance of each subsequent debenture (“Subsequent Debentures”).

At the Holders’ sole discretion, the Holder may elect to convert the Subsequent Debentures, in whole or in part, at any time prior to maturity, into common shares of the Company at a conversion price of $0.10 per share. As additional compensation, Genovese shall be issued a share purchase warrant certificate for 2,500,000 warrants with each warrant exercisable into one common share at $0.15 per share for a period of three years commencing from the date of the issuance of the warrant certificate for each Subsequent Debenture issued. We would further agreed that (1) Genovese would be granted the right of first refusal/ right of participation in connection with any additional financing of the Company for two (2) years, (2) Genovese would be entitled to two board seats, (3) we would obtain directors and officers insurance, and (4) the parties would work together commencing December 2008 to address other matters. We offered the convertible notes and warrants in reliance on Section 506 of Regulation D and/or Regulation S of the Securities Act, and comparable exemptions for sales to “accredited” investors under state securities laws.   The Debenture was subsequently amended for an aggregate principle amount of $545,000.

 Additional Debentures for $455,000, $250,000, and $50,000 and $195,000 were issued during the year ended August 31, 2009.  In April 2009, the amount of convertible debentures available to be issued was increased by $255,000 for an aggregate of $1,750,000.    As of August 31, 2009 a total of $1,750,000 has been issued as Debentures.  On September 25, 2009 all of the $1,750,000 of debentures were converted into 17,500,000 common shares and 17,500,000 share purchase warrants exercisable at $0.15 per share remained outstanding.

In May 2009, we entered into a subscription agreement with Robert Kolson; whereby Mr. Kolson purchased 75,000 shares of our common stock and 37,500 warrants with an exercise price of $3.00 for $150,000.

The Company has determined the estimated value of the compensatory warrants granted to non-employees in exchange for services and financing expenses using the Black-Scholes pricing model and the following assumptions: expected term of 1year, a risk free interest rate of 1.79%, a dividend yield of 0% and volatility of 193.92% in 2009.

	Warrants	Weighted Average Exercise Price
Outstanding, beginning of the year ended August 31, 2008	-	-

Granted	100,000	$2.00

Expired / Cancelled	-	-

Exercised	-	-

Outstanding, end of the year ended August 31, 2008	100,000	$2.00

Exercisable at August 31, 2008	100,000	$2.00

Granted	17,575,000	$0.15

Expired/Cancelled	-	-

Exercised	-	-

Granted	37,500	$3.00

Outstanding, end of the period ended August 31, 2009	17,637,500

Exercisable	17,637,500

The following table summarizes the changes in warrants outstanding and the related prices for the shares of the Company’s common stock issued to non-employees of the Company.

	Warrants Outstanding			Warrants Exercisable
Year	Exercise Price	Number of Warrants Outstanding	Weighted Average Contractual Life (Years)	Number Exercisable	Weighted Average Exercise Price
2008	$2.00	100,000	4.16	100,000	2.00
2009	0.15	*10,000,000	2.42	10,000,000	0.15
2009	0.15	*2,500,000	2.47	2,500,000	0.15
2009	0.15	*500,000	2.50	500,000	0.15
2009	0.15	*1,700,000	2.64	1,700,000	0.15
2009	0.15	*150,000	2.67	150,000	0.15
2009	0.15	*50,000	2.68	50,000	0.15
2009	0.15	*50,000	2.71	50,000	0.15
2009	3.00	37,500	0.70	37,500	3.00
2009	0.15	*500,000	2.97	500,000	0.15
2009	0.15	*2,050,000	2.97	2,050,000	0.15
Total		17,637,500		17,637,500

As at August 31, 2009 none of the Company’s outstanding warrants have been exercised or cancelled.

* Pursuant to the terms of the debentures issued under the Genovese Agreement, the warrants contain an anti-dilusion provision that states it is specifically agreed that in the event that the Company shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the then applicable Exercise Price per Warrant  Share purchasable pursuant to the Warrant Certificate in effect at the time of such action will not be changed.

NOTE 9 – EARNINGS PER SHARE

Basic Loss Per Share - The computation of basic and diluted loss per common share is based on the weighted average number of shares outstanding during each period.
	For the Twelve Months Ended August 31
	2009		2008
NET LOSS	$	(2,983,660)	$(7,830,062)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING		4,101,157	5,119,120
BASIC LOSS PER COMMON SHARE	$	(0.73)	$(1.50)

The following table sets forth common stock equivalents (potential common stock) for the years ended August 31, 2009 and 2008 that are not included in the loss per share calculation above because their effect would be anti-dilutive for the periods indicated:

	For the Twelve Months Ended August 31,
	2009	2008
Plan Stock Options	245,000	212,000
Non-Plan Stock Options	—	—
Warrants	17,637,500	100,000
Convertible notes	17,500,000	—

NOTE 10 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes”.  In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109 ("FIN 48"), which clarifies the accounting for uncertainties in tax positions.  FIN 48 requires financial statement recognition of the impact of a tax position, if that position is more likely than not to be sustained on examination, based on the technical merits of the position.  The provisions of FIN 48 are effective for financial statements issued for fiscal years beginning after December 15, 2008.  . Based on the management's assessment of FIN 48, it was concluded that the adoption of FIN 48, as of September 1, 2009, had no significant impact on the Company's results of operations or financial position, and required no adjustment to the opening balance sheet accounts.  The year-end analysis supports the same conclusion, and the Company does not have an accrual for uncertain tax positions as of August 31, 2009.  As a result, tabular reconciliations of beginning and ending balance would not be meaningful.  If interest and penalties were to be assessed, the Company would charge interest to interest expense and penalties to other operating expense.  It is not anticipated that unrecognized tax benefits would significantly increase or decrease within twelve (12) months of the reporting date.

SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.  The Company has available at August 31, 2009 and 2008, an operating loss carryforward of approximately $11,440,000 and $7,800,000, respectively which may be applied against future taxable income and which expires in various years through 2028.

The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined.  Because of the uncertainty surrounding the realization of the loss carryforwards, the Company has established a valuation allowance equal to the tax effect of the loss carryforwards and, therefore, no deferred tax asset has been recognized for the loss carryforwards.  The net deferred tax asset is approximately $1,750,000 as of August 31, 2009, with an offsetting valuation allowance of the same amount.  The change in the valuation allowance for the year ended August 31, 2009 and 2008 is approximately $1,278,000 and $2,212,000, respectively.

Substantial changes in the company’s ownership have occurred, and therefore there is an annual limitation of the amount of Parents’ pre-acquisition net operating loss carryforward which can be utilized.  Accordingly, only the post-acquisition net operating loss carryforward has been included for Parent.

The reconciliation of the provision (benefit) for income taxes computed at the U.S. federal statutory rate to the Company’s effective tax rate for the years ended August 31, 2009 and 2008 is as follows:

	2009	2008
Federal benefit at Statutory rate	$1,014,000	$1,880,000
State income tax, net of federal benefit	264,000	332,000
Change in valuation allowance	(1,278,000)	(2,212,000)

Provision (Benefit) for income taxes	$-	$-

NOTE 11 – SUBSEQUENT EVENTS

On September 15 2009, the Company completed a reverse stock split on a one to ten (1:10) basis, such that each shareholder now holds one new share for every ten shares previously held.  The Company’s share transactions disclosed in the financial statements have been restated retroactively to reflect the reverse stock split for all periods presented.

Subsequent to the period, on September 25, 2009, the Company issued 17, 500, 000 common shares as a result of the conversion of debentures.

Subsequent to the end of the period, on October 30, 2009 we entered into a subscription agreement with Janspec Holdings Limited (“Janspec”); whereby Janspec purchased 428,572 common shares and 428,572 warrants with an exercise price of $0.60 for $150,000.

On November 7, 2009 we entered into a subscription agreement with Peninsula Merchant Syndications Corp. (“Peninsula”) where Peninsula purchased 285,715 shares of our common stock and 285,715 warrants with an exercise price of $0.60 for $100,000.

On November 9, 2009, we issued 32,000 common shares to Weintraub Genshlea Chediak in lieu of outstanding legal services provided to the Company. The shares were valued at $19,200 based on the fair market value of the stock on the date the shares were issued.

NOTE 12 – COMMITMENTS AND CONTINGENCIES

We maintain an operating lease obligation to John D. Howard Family Limited Partnership to lease 9,678 square feet of office space at a rate of $19,536 per month.  Our lease started on May 1, 2008 and ends on April 30, 2010.  To fulfill our future commitment obligation to John D. Howard Partnership Family Trust, we are obligated to pay $156,288 for lease of our office space until April 30, 2010. Rent expense for the years ended August 31, 2009 and 2008 was $234,432 and $78,144 respectively.

Future minimum lease payments on Operating leases are as follows:

Year	$

2010	156,288
2011	0
2012	0
2013	0
2014	0

TOTAL	156,288

ITEM 9.                     CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

There have been no disagreements on accounting and financial disclosures from the inception of the Company through the date of this Form 10-K.  Our financial statements for the last two fiscal years ended August 31, 2009 and 2008, included in this report have been audited by Chisholm, Bierwolf, Nilson & Morrill, CPA, 533 West 2600 South, Suite 25, Bountiful, Utah, 84010,  as set forth in their report included herein.

ITEM 9A .                 CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of our management, including the Principal Executive Officer and Principal Financial Officer, we have evaluated the effectiveness of our disclosure controls and procedures as required by Exchange Act Rule 13a-15(b) as of the end of the period covered by this report.  Based on that evaluation, the Principal Executive Officer and Principal  Financial Officer have concluded that these disclosure controls and procedures are not effective since the following material weaknesses exist:

(i)
The Company’s management is relying on external consultants for purposes of preparing its financial reporting package; and may not be able to identify errors and irregularities in the financial reporting package before its release as a continuous disclosure document.

(ii)
The Company does not have standard procedures in place to ensure that the financial statements agree to the underlying source documents and accounting records, that all of its transactions are completely reflected in the financial statements.

(iii)
There are no controls in place to ensure that expenses are recorded when incurred, as opposed to when invoices are presented by suppliers, increasing the risk of incomplete expenses and accrued liabilities.

Management’s Annual Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f). The Company’s internal control over financial reporting is a process designed to provide reasonable assurance to our management and board of directors regarding the reliability of financial reporting and the preparation of the financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.

Our internal control over financial reporting includes those policies and procedures that:

 (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal controls over financial reporting may not prevent or detect misstatements. All internal control systems, no matter how well designed, have inherent limitations, including the possibility of human error and the circumvention of overriding controls. Accordingly, even effective internal control over financial reporting can provide only reasonable assurance with respect to financial statement preparation. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management assessed the effectiveness of our internal control over financial reporting as of August 31, 2009. In making this assessment, it used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework. Based on our assessment, as of August 31, 2009, management has concluded that the Company’s internal controls over financial reporting were not operating effectively. Management has identified the following weaknesses that only when aggregated, may possibly be viewed as a material weakness in our internal control over financial reporting as of August 31, 2009:

1.
Insufficient documentation of financial statement preparation and review procedures - We employ policies and procedures in reconciliation of the financial statements and the financial information based on which the financial statements are prepared, however, the controls and policies we employ are not sufficiently documented.

2.
We did not maintain proper segregation of duties for the preparation of our financial statements – As of August 31, 2009 the majority of the preparation of financial statements was carried out by one person.  This has resulted in several deficiencies including:

a.	Significant, non-standard journal entries were prepared and approved by the same person, without being checked or approved by any other personnel.

b.	Lack of control over preparation of financial statements, and proper application of accounting policies.

3.
We lack sufficient information technology controls and procedures – As of August 31, 2009, we lacked a proper data back up procedure, and while backup did take place in actuality, we believe that it was not regulated by methodical and consistent activities and monitoring.

The foregoing material weaknesses identified in our internal control over financial reporting and disclosure controls and procedures were identified in June 2009, by our external consultants responsible for the preparation of our financial reporting package. The aforementioned material weaknesses did not impact our financial reporting or result in a material misstatement of our financial statements.  As of August 31, 2009 we have not taken action to correct the material weaknesses identified in our disclosure controls and internal control over financial reporting.

Continuing Remediation Efforts to Address Deficiencies in the Company’s Internal Control Over Financial Reporting

Once the Company has sufficient personnel available, then our Board of Directors, in connection with the aforementioned weaknesses, will implement the following remediation measures:

1.
We will appoint additional personnel to assist with the preparation of our financial statements; which will allow for proper segregation of duties, as well as additional manpower for proper documentation.

2.
We will engage in a thorough review and restatement of our information technology control procedures, in addition to procurement of all hardware and software that will enable us to maintain proper backups, access, control etc.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting.  We are not required to provide an attestation report by our registered public accounting firm pursuant to the rules of the Securities and Exchange Commission.

Changes in Internal Control over Financial Reporting

 There were no changes in the Company’s internal control over financial reporting that occurred during the fourth quarter of the year ended August 31, 2009 that have materially affected, or that are reasonably likely to materially affect, the Company’s internal control over financial reporting.

ITEM 9B.                  OTHER INFORMATION

None.

PART III

ITEM 10.                   DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following are our directors and executive officers and significant employees.  Each director holds office until the next annual meeting of shareholders and until the director’s successor is elected and qualified or until the director’s resignation or removal.  Each executive officer holds office for the term for which such officer is elected or appointed and until a successor is elected or appointed and qualified or until such officer’s resignation or removal.

			Held
Name	Age	Title	Position Since
Paul E. Fishkin	65	President, Chief Financial Officer and Director	July 2007
Bruce Schmidt	56	Secretary, Treasurer, Director	Director - September 2006 Secretary & Treasurer-April 2009
Tolga Katas	42	Chief Technology Officer	July 2007
Ted Cohen	60	Director, Chief Strategy Officer	August 2008
Richard Genovese Frank Anderson	57 51	Director Director	June 2009 June 2009

Paul Fishkin, President, CFO & Director

Mr. Fishkin graduated from the Philadelphia College of The Sciences with a Bachelor of Science in Pharmacy.  He began his music career in January 1971 as an assistant to Albert Grossman, Bearsville Records founder.  In March 1973 he was elevated to President and co-owner of Bearsville.  He signed and oversaw development of the recording careers of Todd Rundgren and Foghat. He also co-managed Todd Rundgren from 1973-1976.  He resigned from Bearsville in December 1979.  In January 1980 Mr. Fishkin co-founded Modern Records.  He exclusively signed and oversaw the solo recording career of multi-platinum artist, Stevie Nicks, recorded Natalie Cole, and developed the gold artist, Poe.  He also co-managed Rosie O’Donnell in 1984-1985 and co-managed Twisted Sister and Kix from 1989 to1993 with Mark Puma of Freefall Mgmt.  Mr. Fishkin resigned from Modern Records in April 1997.  Mr. Fishkin was an A & R Consultant from 1998 -2000 for Doug Morris (Chairman of Universal Music Group), and from January 2001 to April 2002, was a consultant for film director, Tom Shadyac for his record label, 333 Music.   Mr. Fishkin founded Fishkin Entertainment Inc. in May 1997 and was its CEO/President until he resigned in December 2006. Fishkin Entertainment was a record production company and artist management company.   Fishkin Entertainment signed musical talent to a recording contract or management contract then sought distribution deals or recording contracts with major distribution labels.  In December 2003, he signed the artist Hush to a recording contract with Geffen Records.  On January 31, 2007 Mr. Fishkin incorporated En2Go Nevada with Tolga F. Katas and Christine Marie.  Mr. Fishkin is also president, treasurer and a director of En2Go Nevada.

Tolga F. Katas, Founder & Chief Technology Officer

Mr. Katas began his career in music as the founder of Futura Records.  He was its President and CEO from February 1988 until December 1993.  In August 1994, he founded Summit Entertainment.  Mr. Katas was a record producer and executive for both Summit and Futura, garnering numerous chart successes and awards.  He resigned from Summit in December 1997.  In April 1998, he founded Dayinvestor.com, one of the first financial web sites.  He resigned in November 2002.  He was the owner of Tolga Media from March 1985 to July 2005.  He founded TFK Media, Inc. in May 1999 and was its President until August 2003. For these companies, he produced shows and provided network development services for television clients.  He developed numerous successful productions for both independent and major companies.  In January 2003, he founded a website named En2go.com to develop new concepts and unique software applications for Industry, with an emphasis in entertainment. On January 31, 2007, Mr. Katas incorporated En2go Nevada with Paul E. Fishkin and Christine Marie.  Mr. Katas is also a director of En2Go Nevada.

Ted Cohen, Director & Chief Strategic Officer

Mr. Cohen was appointed our Chief Strategic Officer in December 2007.  In his previous role as Senior VP Digital Development for EMI Music, he led next-generation digital business development world-wide for the “big four” record companies. Prior to his role at EMI, Cohen served as Executive Vice President of Digital Music Network Inc, where he co-founded and served as Chairman of the ground-breaking Webnoize conferences. Ted is the Managing Partner of TAG Strategic and chairs MidemNet, the international music/technology conference held annually in Cannes.

Bruce Schmidt, Secretary, Treasurer & Director

Bruce Schmidt brings over twenty-seven years of strategic planning and management consulting experience to the Company. With a background in physics and education from the University of British Columbia, he has acted as a consultant and has served on the Board of Directors for a variety of Canadian biotech/hightech and venture capital companies between 1992 through 2005 including: Prescient Neuropharma Inc. (TSX- “PNO”) as President, Chief Executive Officer and Director; Alda Pharmaceuticals Corp. (TSX-”APH”) as Director; Biophage Pharma Inc. (TSX-”BUG”) as Corporate Secretary and Director; Strategic Merchant Bancorp, Ltd (TSX-”SMB”) as a Director; VP Media Group Ltd. (TSX- “DVD.H”) as Director and Aitchison Capital, Inc. (TSX-”TTI”) as a Director.  Mr. Schmidt has also been involved with a number of non-profit Canadian organizations including: the Canadian Networks of Centers of Excellence, the Canadian Healthcare Licensing Association, the British Columbia Biotechnology Alliance (BC Biotech), B.C. Nanotechnology Alliance, British Columbia’s Integrated Technology Initiative and the New Economy and Adoption of Technologies Group of the British Columbia Securities Commission. Since May of 1996, Mr. Schmidt has been working as a Life-Sciences Management consultant under his own consulting company, RJS Management in Vancouver, BC. RJS Management provides executive counsel to hightech/biotech companies in the areas of business strategy, marketing and strategic partnering.

Richard Genovese, Director

Mr. Genovese has been the president and sole director of Connect Capital Ltd. since the incorporation of Connect Capital in 2004.  Connect Capital Ltd., a private corporation in Vancouver, British Columbia, Canada, specializes in financial and management advisory services to both public and private companies.  Since 2005, Mr. Genovese has been the president of Clayoquot Wilderness Resort, Ltd., a world renowned luxurious eco-resort located in the Clayoquot Biosphere Reserve on British Columbia’s Vancouver Island.

Frank Anderson, Director

Frank Anderson has been the managing director of Connect Capital Ltd. since 2006.  From 2000 to 2006, Mr. Anderson was a director, secretary and treasurer of Sporg Corporation which is an internet registration services business.  From 1982 to 1999, Mr. Anderson was an investment advisor with Canaccord Capital Corp., Canada’s largest investment firm.  Mr. Anderson has successfully completed the Canadian Securities Course.

Involvement in Certain Legal Proceedings

None of the following events occurred during the past five years that is material to an evaluation of the ability or integrity of any director, person nominated to become a director, executive officer, promoter or control person:

(i)             Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(ii)            Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii)           Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(iv)           Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company.  Officers, directors, and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on the copies of the reports and other written assurances provided to it, the Company believes that all reports required by Section 16(a) for transactions during the 2009 fiscal year were not filed timely.  The following reports, were filed late: (i) the Form 4 for Paul E. Fishkin, President and CFO, filed February 13, 2009; (ii) the Form 4/A for Richard Genovese, Director, filed September 14, 2009, the Form 3/A for Richard Genovese, Director, filed September 14, 2009; (iii) the Form 4 for Tolga F. Katas, Chief Technology Officer and former Director, filed February 18, 2009; (iv) the Form 3 for Michael Ortega, former CEO filed May 22, 2009. During the fiscal year ended August 31, 2009, it was noted that Bruce Schmidt, Secretary, Treasurer and Director failed to file a report during the fiscal year ended August 31, 2008 for a transaction effected on January 8, 2008. The report was filed late on April, 16, 2009.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its executive officers, including its principal executive, financial and accounting officers.  A copy of the Company’s Code of Ethics is included as an exhibit to the Company’s 2007 Form 10-KSB.
 On March 3, 2009 the Company’s Board of Directors adopted an amended and restated Code of Ethics for the Company.  A copy of the Company’s amended Code of Ethics was filed as an Exhibit to Form 8-K filed on EDGAR on March 4, 2009 and can be found posted on the company’s website at www.en2go.com.  Upon written request to the Secretary of the Company a copy will be provided to any stockholder.

Nominating Committee

The Company does not currently have a standing nominating committee and the Company’s entire Board of Directors performs the functions that would customarily be performed by a nominating committee.  The Board of Directors does not believe a separate nominating committee is required at this time due to the size and scope of the Company’s business operations and the limited resources of the Company.

The Company’s stockholders may recommend candidates for nomination as directors.  Any such recommendations should include the nominee’s name, home and business addresses and other contact information, detailed biographical data, and qualifications for board membership, along with information regarding any relationships between the candidate and the Company within the last three fiscal years.  Any such recommendations should be sent to: En2Go International, Inc., 2921 West Olive Ave., Burbank, California 91505, Attn:  President.

There have been no recommended nominees from the Company’s stockholders.  The Company pays no fees to third parties for evaluating or identifying potential nominees.

Audit Committee

There is no separately-designated standing audit committee as the Company’s Board of Directors acts as the Company’s audit committee.  The Board of Directors does not have an independent “financial expert” because it does not believe the scope of the Company’s activities to date has justified the expenses involved in obtaining such a financial expert.  In addition, the Company’s Common Stock is not listed on a national exchange and the Company is not subject to the special corporate governance requirements of any such exchange.

ITEM 11.                   EXECUTIVE COMPENSATION

Summary Compensation Table

                The table below summarizes all compensation awarded to, earned by, or paid to our executive officers as at August 31, 2009 for all services rendered in all capacities to us during the last three completed fiscal years.

Name and Principal Position	Fiscal Year		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

Paul E. Fishkin, President, CFO and Director(1)	2009 2008 2007		$153,750 172,000 75,665	- - -	- - -	$ - 1,183,093 -	- - -	- - -	- - -	$153,750 1,355,093 75,665

Bruce Schmidt, Secretary, Treasurer and Director. Former President, CEO and CFO(2)	2009 2008 2007	$	- - -	- - -	- - -	$ 115,739 40,955 -	- - -	- - -	- - -	$115,739 40,955 -

Tolga F. Katas, Chief Technology Officer	2009 2008 2007		$191,000 298,500 -	$ 50,000 - -	- - -	$ - 1,183,093 -	- - -	- - -	- - -	$241,000 1,481,593

Ted Cohen, Chief Strategic Officer and Director (3)	2009 2008 2007		$105,000 95,000 -	- - -	- - -	$ - 175,523 -	- - -	- - -	- - -	$105,000 270,523

(1)
Mr. Fishkin became an executive officer of the Company in July 2007 at the time of the En2Go Nevada acquisition. The annual compensation shown in this table includes the amount Mr. Fishkin received from En2Go Nevada prior to the consummation of the Company’s acquisition of En2Go Nevada in a reverse acquisition transaction.

(2)
Mr. Schmidt resigned from all officer positions with the Company in July 2007 at the time of the En2Go Nevada acquisition but remained as a Director.  Mr. Schmidt did not receive any compensation for his services at that time. He was appointed secretary and treasurer of the Company in April 2009. Mr. Schmidt was granted stock options in 2008 and 2009 as compensation for his services performed as Chair of the Audit Committee and Chair of the Compensation Committee.

(3)	Mr. Cohen was granted stock options in 2008 as compensation for his services to the Board of Directors.

Employment Agreements

Paul E. Fishkin.  In connection with the En2Go Nevada acquisition, we approved an employment agreement with Paul E. Fishkin, which was entered into concurrently with the completion of the acquisition. The employment agreement was effective as of July 13, 2007.  Under the terms of the agreement, Mr. Fishkin agreed to continue as EN2Go’s President, Chief Executive Officer and Director.  Pursuant to the agreement, Mr. Fishkin will receive an annual base salary of not less than $90,000 per year, incentive compensation as determined by the Board and reimbursement of all ordinary and reasonable out-of-pocket business expenses he incurs.  The agreement is for an initial term ending July 13, 2008 and automatically renews each year thereafter unless terminated by either party by written notice given at least 180 days prior to the expiration of the agreement. We may terminate the agreement for cause (as defined in the agreement).

Tolga F. Katas.  In connection with the En2Go Nevada acquisition, we approved an employment agreement with Tolga F. Katas, which we entered into concurrently with the completion of the acquisition. The employment agreement was effective as of July 13, 2007. Prior to the agreement, Mr. Katas received no annual compensation.  Pursuant to the agreement, Mr. Katas will receive an annual base salary of not less than $90,000 per year, incentive compensation as determined by the Board and reimbursement of all ordinary and reasonable out-of-pocket business expenses he incurs.  The agreement is for an initial term ending July 13, 2008 and automatically renews each year thereafter unless terminated by either party by written notice given at least 180 days prior to the expiration of the agreement. We may terminate the agreement for cause (as defined in the agreement).

Grants of Plan Based Awards

The following table sets forth information concerning grants of plan based awards to each named executive officer during the fiscal year ended August 31, 2009:

								All Other			Grant
								Stock	All Other		Date
								Awards:	Option		Fair
		Estimated Future Payouts Under			Estimated Future Payouts			Number	Awards:	Exercise	Value of
		Non-Equity Incentive Plan			Under			of	Number of	or Base	Stock
		Awards			Equity Incentive Plan Awards			Shares	Securities	Price of	and
								of Stock	Underlying	Option	Option
	Grant							or Units	Options	Awards	Awards
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum		(1)		(2)
		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Paul Fishkin	--	--	--	--	--	--	--	--	--	--	--
Tolga Katas	--	--	--	--	--	--	--	--	--	--	--
Bruce Schmidt	09/01/08	--	--	--	--	--	--	--	15,000	7.10	104,187
Ted Cohen	--	--	--	--	--	--	--	--	--	--	--

(1)  Consists of 15,000 stock options awarded under our 2007 Stock Plan to Mr. Schmidt for services performed as Chair of the Audit Committee and Chair of the Compensation Committee. The options vested quarterly and have all vested as of August 31, 2009.

(2)          This amount was computed in accordance with SFAS No. 123R as included in the notes to our consolidated financial statements in this Annual Report on Form 10-K for our fiscal year ended August 31, 2009.

Stock Options

2007 Stock Plan

During November, 2007 the Board of Directors of the Company adopted and the stockholders at that time approved the 2007 Stock Plan (“the Plan”).  The Plan provides both for the direct award or sale of shares and for the granting of options to purchase shares.  Options granted under the plan may include qualified and non-qualified stock options.  The aggregate number of shares that may be issued under the plan shall not exceed 750,000 shares of common stock, and are issuable to directors, officers, and employees of the Company.  Awards under the plan will be granted as determined by Committees of the Board of Directors or by the Board of Directors.

The options will expire after 10 years or 5 years if the option holder owns at least 10% of the common stock of the Company.  The exercise price of a non-qualified option must be at least 85% of the market price on the date of issue.  The exercise price of a qualified option must be at least equal to the market price or 110% of the market price on the date of issue if the option holder owns at least 10% of the common stock of the Company.

Stock Option Grants

In November 2007, 200,000 stock options were granted with an exercise price equal to fair value at the date of grant.  The term of the options granted under the Plan could not exceed 10 years and the stock options granted were vested immediately.

On August 1, 2008, we agreed to issue 30,000 stock options to certain board members for their services to the board, audit committee and compensation committee. The term of the options granted under the Plan could not exceed 10 years and the stock options granted were vested quarterly.

On September 1, 2008, we agreed to issue 15,000 stock options to a certain officer and board member as compensation for his services performed as Chair of the Audit Committee and Chair of the Compensation Committee. The term of the options granted under the Plan could not exceed 10 years and the stock options granted were vested quarterly.

The estimated value of the compensatory common stock purchase options granted to non-employees in exchange for their services and financing expenses was determined using the Black-Scholes option pricing model with the following weighted-average assumptions; risk-free interest rates of 4.4%, expected dividend yields of zero, expected life of 10 years, and expected volatility of 148%. The options vested immediately and were valued in total at $9,800. Options granted under the Plan are subject to the Plan being approved by the stockholders of the Company within one year from the date the Plan was adopted.

Option Exercises and Stock Vesting

     During the fiscal year ended August 31, 2009, no options held by our executive officers and directors were exercised.

Outstanding Equity Awards At Fiscal Year End

The following table sets forth certain information regarding the value of unexercised options held by the named executive officer as of August 31, 2009.

	OPTION AWARDS			STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISE- ABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j) (1)
Paul Fishkin	-	-	100,000	$10.00	11/12/17	-	-	-	$0
Tolga Katas	-	-	100,000	$10.00	11/12/17	-	-	-	$0
Bruce Schmidt	-	-	10,000	$ 6.00	8/1/2018	-	-	-	$0
	-	-	15,000	$7.10	9/1/2018	-	-	-	$0
Ted Cohen	-	-	20,000	$9.00	8/4/2018	-	-	-	$0

(1)	All of the unexercised options have vested.

Compensation of Directors

The following table sets forth information with respect to compensation paid by us to our directors during the last completed fiscal year. Our fiscal year end is August 31, 2009.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value And Nonqualifed Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)			($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Paul Fishkin(1)	153,750	-	-	-	-	-	153,750
Tolga Katas (2)	241,000	-	-	-	-	-	241,000
Bruce Schmidt(3)	-	-	115,739	-	-	-	115,739
Ted Cohen(4)	105,000						105,000
Richard Genovese	-	-	-	-	-	-	-
Frank Anderson	-	-	-	-	-	-	-

  (1)                 Compensation was paid to Paul Fishkin in connection with the employment agreement , which was entered into concurrent with the completion of the acquisition.

(2)                Compensation was paid to Tolga Katas in connection with the employment agreement, which was entered into concurrent with the completion of the acquisition. Tolga Katas resigned from his position as a Director on August 12, 2009.

       (3)                        Bruce Schmidt was granted 15,000 stock options during the fiscal year ended August 31, 2009 as compensation for his services performed as Chair of the Audit Committee and Chair of the Compensation Committee.

     (4)                       Ted Cohen was paid $105,000 for services provided as a consultant to the Company.

ITEM 12.                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information as of November 10, 2009, regarding the beneficial ownership of the Company’s Common Stock of (i) each person known to the Company to be the beneficial owner, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), of more than 5% of the outstanding shares of Common Stock, (ii) each Director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table (see “Executive Compensation”) and (iv) all executive officers and Directors of the Company as a group.  Unless otherwise indicated, the address of each named beneficial owner is c/o EN2GO International, Inc., 2921 West Olive Avenue, Burbank, California 91505.  Except to the extent indicated in the footnotes, each of the beneficial owners named below has sole voting and investment power with respect to the shares listed.  On such date, there were 23,760,287 shares of the Company’s common stock issued and outstanding.

		Number of
Name(1)	Shares Owned	Percent of Class

Principal Stockholders
Abeille Limited (2) Le Montaigne, 7 Av de Grande Bretagne Monte Carlo, Monaco 9800	9,100,000	32.14%
Janst Limited (3) P.O. Box 10129 APO, 5th Floor Citrus Grove, Goring Avenue Georgetown, Grand Cayman Cayman Islands	2,000,000	8.08%
511919 NB Ltd. (4) Suite 3123- Three Bentall Centre 595 Burrard Street – PO Box 49139 Vancouver, BC V7X 1J1	5,000,000	19.04%
Officers and Directors
Paul E. Fishkin (5)	1,337,501	5.61%
Tolga Katas (6)	1,350,001	5.66%
Bruce Schmidt (7)	55,000	0.23%

Ted Cohen (8)	20,000	0.08%
Richard Genovese (9) Frank Anderson	15,000,200 0	47.98% 0%
All Officers and Directors
as a Group (6 persons)(5)(6)(7) (8) (9)	17,762,702	56.38%

(1)           Unless otherwise indicated, all shares are held beneficially and of record by the person indicated. Unless otherwise indicated, the address for each person in this table is 2921 West Olive Avenue, Burbank, California 91505.

(2)           Includes currently exercisable stock purchase warrants entitling Abeille Limited to acquire 4,550,000 shares of the Company’s common stock. In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock purchase warrants held by such person.

(3)           Includes currently exercisable stock purchase warrants entitling Janst Limited to acquire 1,000,000 shares of the Company’s common stock. In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock purchase warrants held by such person.

 (4)           Includes currently exercisable stock purchase warrants entitling 511919 NB Ltd. to acquire 2,500,000 shares of the Company’s common stock. In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock  purchase warrants held by such person.

 (5)           Includes currently exercisable stock options entitling Mr. Fishkin to acquire 100,000 shares of the Company’s common stock.  In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock options held by such person.

(6)           Includes currently exercisable stock options entitling Mr. Katas to acquire 100,000 shares of the Company’s common stock.  In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock options held by such person.

 (7)           Includes currently exercisable stock options entitling Mr. Schmidt to acquire 25,000 shares of the Company’s common stock.  In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock options held by such person.

  (8)            Represents currently exercisable stock options entitling Mr. Cohen to acquire 20,000 shares of the Company’s common stock. In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock options held by such person.

(9)            Includes currently exercisable stock purchase warrants entitling Mr. Genovese to acquire 7,500,000 shares of the Company’s common stock. In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock purchase warrants held by such person.

ITEM 13.                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

During the fiscal year ended August 31, 2009, the following related transactions have occurred:

On January 15, 2009 we entered into an agreement with Richard Genovese; a Director of the Company, whereby Genovese and/or his affiliates (collectively “Genovese”) would advance to the Company $250,000 for a convertible debenture (“Debenture”) for the aggregate principle amount of $250,000.  The Debenture is non-interest bearing and will mature on December 5, 2010.  At the holder’s sole discretion, the holder may elect to convert the Debenture, in whole or in part into common shares of the Company at a conversion price of $0.10 per share.  As additional compensation, Genovese shall be issued a share purchase warrant certificate for 2,500,000 warrants with each warrant exercisable into one common share at $0.15 per share for a period of three years commencing from the date of the issuance of the warrant certificate for each Subsequent Debenture issued. The Company and Genovese further agreed to establish five (5) mutually agreed upon milestones to be attained no later than September 2009 with each milestone generally occurring approximately every forty five (45) days. In conjunction with the attainment of each individual milestone, Genovese agreed to advance to the Company an additional $250,000. In connection with each $250,000 advance, Genovese was issued an additional $250,000 Convertible Debenture. The Debenture is non interest bearing and will mature two years from the date of issuance of each subsequent debenture (“Subsequent Debentures”).

We further agreed that (1) Genovese would be granted the right of first refusal/ right of participation in connection with any additional financing of the Company for two (2) years, (2) Genovese would be entitled to two board seats, (3) we would obtain directors and officers insurance, and (4) the parties would work together commencing December 2008 to address other matters. We offered the convertible notes and warrants in reliance on Section 506 of Regulation D and/or Regulation S of the Securities Act, and comparable exemptions for sales to “accredited” investors under state securities laws.   The Debenture was subsequently amended for an aggregate principle amount of $1,750,000 of which Mr. Genovese acquired a total of  $750,000.   Subsequent to the end of the period, Mr. Genovese converted the $750,000 debentures to 7,500,000 common shares.

During the year ended August 31, 2009, the Company issued additional convertible debentures to Abeille Limited in the amount of $450,000 and to 511919 NB Ltd in the amount of $250,000.  The convertible debentures were non-interest bearing. Both parties converted their debentures into common shares of the Company (4,550,000 and 2,500,000 respectively) on September 25, 2009.

As at August 31, 2009, Richard Genovese; Director, is owed $274,498 for cash advanced to the Company.  No arrangement has been made for repayment of the loan. The advance is non-interest bearing and due upon demand.

ITEM 14.                   PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Board of Directors has appointed Chisholm, Bierwolf & Nilson LLC (“CB&N”), independent auditors, as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2009.   CB&N has audited our financial statements since August 31, 2007.

Audit Fees

During the fiscal year ended August 31, 2009, fees for services provided by CB&N were as follows:

	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008

Audit Fees	$23,093	12,109
Audit-Related Fees	2,663	0
Tax Fees	0	0
All Other Fees	0	0

Total	$25,756	12,109

“Audit Fees” consisted of fees billed for services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-QSB, and other services normally provided in connection with statutory and regulatory filings.  “Audit-Related Fees” consisted of fees billed for due diligence procedures in connection with acquisitions and divestitures and consultation regarding financial accounting and reporting matters.  “Tax Fees” consisted of fees billed for tax payment planning and tax preparation services.  “All Other Fees” consisted of fees billed for services in connection with legal matters and technical accounting research.

 Tax Fees

                During 2009, our principal accountant did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees

                During 2009, there were no fees billed for products and services provided by the principal accountant other than those set forth above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

The Board’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Board may also pre-approve particular services on a case-by-case basis.

The Board has determined that the rendering of the services other than audit services by CB&N is compatible with maintaining the principal accountant’s independence.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are reasonably related to the audit or review of our financial statements.

3. Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with products or services not captured in the other categories.

PART IV

ITEM 15.                   EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)	The following documents are filed as a part of this Report:

1.	Financial Statements. The following financial statements of En2Go International, Inc. are included in Item 8:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of August 31, 2009 and 2008

Consolidated Statements of Operations for the year ended August 31, 2009, for the year ended August 31, 2008 and for the period from January 31, 2007 (inception) through August 31, 2009

Consolidated Statements of Stockholders’ Equity (Deficit) for the year ended August 31, 2009, for the year ended August 31, 2008 and for the period from January 31, 2007 (inception) through August 31, 2009

Consolidated Statements of Cash Flows for the year ended August 31, 2009, for the year ended August 31, 2008 and for the period from January 31, 2007 (inception) through August 31, 2009

Notes to the Consolidated Financial Statements

2.	Financial Statement Schedule(s):

 All schedules are omitted for the reason that the information is included in the financial statements or the notes thereto or that they are not required or are not applicable.

3.	Exhibits:

Number	Description

3.1*
Restated Certificate of Incorporation of En2Go International, Inc. Dated August 15, 2007 (incorporated by reference to the Company’s Form 10-K for the year ended August 31, 2007 filed on December 14, 2007).

3.2*	Bylaws of En2Go International, Inc. (incorporated by reference to the Company’s Registration Statement on Form SB2 filed October 25, 2002).

10.1*	Employment Agreement, dated as of July 16, 2007, by and between EN2GO International Inc. and Paul E. Fishkin (incorporated by reference to the Company’s Form 8-K filed on July 18, 2007).

10.2*	Employment Agreement, dated as of July 16, 2007, by and between EN2GO International Inc. and Tolga Katas (incorporated by reference to the Company’s Form 8-K filed on July 18, 2007).

10.3*	En2Go International, Inc. Stock Option Plan (incorporated by reference to the Company’s Form 8-K, filed on November 16, 2007).

10.4*	License Agreement with Christine Marie dated as of June 4, 2007 (incorporated by reference to the Company’s Form 10-K for the year ended August 31, 2007 filed on December 14, 2007).

10.5*
Share Exchange Agreement with En2Go, Inc. and its Stockholders dated as of June 8, 2007 (incorporated by reference to the Company’s Form 10-K for the year ended August 31, 2008 filed on December 14, 2007).

10.6*
Investor Relations and Corporate Communications Agreement, dated as of January 23, 2008, by and between EN2GO International Inc. and Connect Capital Ltd. (incorporated by reference to the Company’s Form 8-K filed on January 28, 2008).

10.7*
Investor Relations and Corporate Communications Agreement, dated as of January 23, 2008, by and between EN2GO International Inc. and Connect Corporate Communications, Inc. (incorporated by reference to the Company’s Form 8-K filed on January 28, 2008).

10.8*	Agreement for Settlement and Forgiveness of Debt, dated as of February 5, 2008 (incorporated by reference to the Company’s Form 10-QSB for the period ended February 29, 2008 filed on April 18, 2008).

10.9*	Amended and Restated En2go International, Inc. 2007 Stock Option plan, Dated July 1, 2008 (incorporated by reference to “Exhibit A” in the Company’s Definitive Proxy Statement filed on July 16, 2008).

10.10*
Convertible Promissory Note as Amended, dated August 1, 2008 by and between En2go International, Inc. and NSC Investments Ltd. (incorporated by reference to the Company’s Form 10-K for the year ended August 31, 2008 filed on December 15, 2008).

10.11*
Share Purchase Agreement, dated September 11, 2008, by and between En2go International, Inc. and Richard Genovese (incorporated by reference to the Company’s Form 10-K for the year ended August 31, 2008 filed on December 15, 2008).

10.12*
Convertible Debenture Agreement between Richard Genovese and the Company dated January 15, 2009 (incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended November 30, 2008 filed on January 20, 2009).

10.13*	Form Convertible Debenture (incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended November 30, 2008 filed on January 20, 2009).

10.14*	Form Common Stock Warrant (incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended November 30, 2008 filed on January 20, 2009).

10.15*
Amended Convertible Debenture Agreement between Richard Genovese and the Company Dated January 15, 2009 (incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended February 28, 2009 filed on April 20, 2009).

10.16*	Premium Network License and Reseller Agreement between Digital Stream, Inc. and the Company dated June 10, 2009 (incorporated by reference to the Company’s Report on Form 8-K filed on June 17, 2009).

14.1*	Code of Ethics and Business Conduct (incorporated by reference to the Company’s Form 10-KSB filed on November 19, 2003).

14.2*	Amended and Restated Code Of Ethics (incorporated by reference to the Company’s Form 8-K filed on March 4, 2009).

99.1*	Certificate of Change Pursuant to NRS 78.209 For Nevada Profit Corporations (incorporated by reference to the Company’s Form 10-K filed on December 15, 2009).

31.1	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

* filed previously

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

EN2GO INTERNATIONAL, INC. (Registrant)

Date: December 16, 2009	By: PAUL FISHKIN Paul E. Fishkin
President, Principal Executive and Chief Financial Officer and Principal Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

PAUL FISHKIN	Chairman and Director	December 16, 2009
Paul Fishkin

TED COHEN	Director	December 16, 2009
Ted Cohen

BRUCE SCHMIDT	Director	December 16, 2009
Bruce Schmidt

RICHARD GENOVESE	Director	December 16, 2009
Richard Genovese

FRANK ANDERSON	Director	December 16, 2009
Frank Anderson